SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - August 30, 2001
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.

             (Exact name of Registrant as specified in its charter)

                           Commission File No. 1-06922

                      Delaware                        13-1995928
             -------------------------          ----------------------------
         (State or other jurisdiction of        (I.R.S. Employer Identification
          incorporation or organization)              number)


                 4925 West Market Street, Greensboro, N.C. 27407

               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code - (336) 316-4000

ITEM 5. OTHER EVENTS

                          Amendment of Loan Agreements

Guilford Mills, Inc. amended its revolving credit and senior note agreements and received waivers with respect thereto. Copies of these amended agreements are attached hereto as exhibits.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

4.1 Amendment and Waiver under Note Agreement, dated as of August 13, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

10.1 Sixth Amendment to and Waiver under Credit Agreement, dated August 13, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GUILFORD MILLS, INC.
                            By: Robert A. Emken, Jr.

Name: Robert A. Emken, Jr.
Title: General Counsel and Secretary
Dated: August 30, 2001

                                 EXHIBIT INDEX

Exhibit No.                     Description

4.1 Amendment and Waiver under Note Agreement, dated as of August 13, 2001, among Guilford Mills, Inc. and the purchasers of the notes.

10.1 Sixth Amendment to and Waiver under Credit Agreement, dated August 13, 2001, among Guilford Mills, Inc., Wachovia Bank, N.A., as administrative agent, First Union National Bank, as syndication agent, Bank One, NA, as documentation agent, and the banks listed therein.

                                  EXHIBIT 4.1

                                [EXECUTION COPY]


                   Amendment and WAIVER UNDER Note AGREEMENT


THIS AMENDMENT AND WAIVER UNDER NOTE AGREEMENT (this "Amendment") is dated as of the August 13, 2001, among GUILFORD MILLS, INC. (the "Company") and each of the Purchasers a party hereto (collectively, the "Purchasers");

PRELIMINARY STATEMENTS

1. The Company and each of the Purchasers entered into an Amended and Restated Note Purchase Agreement dated November 6, 2000 (collectively, as amended through the date hereof, the "Note Agreements").

2. The Company has indicated that for the Fiscal Quarter ending July 1, 2001 (the "July 2001 Fiscal Quarter") the Company has breached the covenant contained in Section 10.8 of the Note Agreements pertaining to the Fixed Charge Coverage Ratio (the "Fixed Charge Coverage Covenant"), the covenant contained in Section
10.10 of the Note Agreements pertaining to the Leverage Ratio (the "Leverage Covenant"), and the covenant contained in Section 10.18 of the Note Agreements pertaining to minimum Consolidated Total EBITDA (the "EBITDA Covenant"), and has indicated that it may breach the Fixed Charge Coverage Covenant, the Leverage Covenant, the covenant contained in Section 10.11 of the Note Agreements pertaining to minimum Consolidated Tangible Net Worth (the "Net Worth Covenant") and the EBITDA Covenant for the Fiscal Quarter ending September 30, 2001 (the "September 2001 Fiscal Quarter"), and has requested that the Purchasers waive the Events of Default which have occurred under Sections 10.8, 10.10 and 10.18 as a result thereof, and any Event of Default which may occur under Sections 10.8, 10.10, 10.11 and 10.18 as a result thereof, in order to afford the parties hereto sufficient time to attempt to negotiate and implement an amendment to the Note Agreements satisfactory to all of such parties (a "Note Agreement Amendment").

3. The Purchasers are willing to enter into this Amendment and Waiver subject to the satisfaction of conditions and terms set forth herein.

                  NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Company and the Purchasers hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreements shall have the meaning assigned to such term in the Note Agreements.

2.  Waiver.   Effective  upon   satisfaction   of  the  conditions  to
effectiveness set forth in Section 16 hereof, and subject to the other terms and conditions set forth herein, each of the Purchasers waives (i) the Event of Defaults arising under the Fixed Charge Coverage Covenant, the Leverage Covenant and the EBITDA Covenant for the July 2001 Fiscal Quarter and (ii) any Event of Defaults arising under the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant for the September 2001 Fiscal Quarter.

3. Amendment of Section 8.3. Section 8.3 of each Note Agreement is amended and restated in its entirety to read as follows:

                  "8.3.    Mandatory Offer to Prepay.

                  (a) On each date on which the Commitments are reduced under the Credit Agreement and a repayment of Syndicated Credit Obligations is required, the Company shall prepay the Syndicated Credit Obligations and offer to prepay the Notes in accordance with clause (l) of this
         Section 8.3 in an amount equal to the amount required to be paid under the Credit Agreement.

                  (b) After the Effective Date, upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Company shall certify to the Purchasers the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (b).



                  (c) After the Effective Date, each time during any Fiscal Year since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 8(c), if any, (each such later date being a "Collateral Net Proceeds Aggregation Date") that the Company or any Domestic Subsidiary receives the Mexican VAT Refund and Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any Collateral (other than sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), within three Domestic Business Days after such Collateral Net Proceeds Aggregation Date, the Company shall certify to the Purchasers the amount of the Mexican VAT Refund or Net Proceeds of Asset Dispositions so received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay Syndicated Credit Obligations and (except with respect to Mexican VAT Refund and Reserved Asset Disposition Proceeds) offer to prepay the Notes (as provided in clause (l) below) by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year.



                  (d) After the Effective Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions from any sale or disposition of any asset in excess $100,000 from any sale or disposition of any asset (other than Collateral, sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Company or any Domestic Subsidiary since the later of
         (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 8.3(d), if any (each such later date being a "Non-Collateral Net Proceeds Aggregation Date"), within three Domestic Business Days after such Non-Collateral Net Proceeds Aggregation Date, the Company shall certify to the Purchasers the amount of Net Proceeds of Asset Dispositions so received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the Syndicated Credit Obligations and (except with respect to the Reserved Asset Disposition Proceeds) offer to prepay the Notes (as provided in clause
         (l) below) by an aggregate principal amount equal to 75% of such Net Proceeds of Asset Dispositions received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year.



                  (e) Except as expressly provided in the Morelos Assets Sale Letter, after the Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Company shall certify to the Purchasers the amount of Net Proceeds of Asset Dispositions so received and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Asset Dispositions.



                  (f) After the Effective Date, within three Domestic Business Days after the Company or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Company shall certify to the Purchasers the amount of Net Proceeds of Debt so received and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the Effective Date of $250,000.



                  (g) After the Effective Date, within five Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease (in each case other than Debt permitted by Section 10.14(a), and excluding the Karl Mark Foreign Capital Lease), the Company shall certify to the Purchasers the amount of Net Proceeds of Debt pertaining thereto and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 75% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).



                  (h) After the Effective Date, within three Domestic Business Days after the Company or any Foreign Subsidiary receives any repayment of Investments made as permitted by Section 10.6(xii), (xiii) or (xiv), the Company shall certify to the Purchasers the amount of the Net Proceeds of Loan Repayment so received and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Loan Repayment.



                  (i) After the Effective Date, within three Domestic Business Days after the Company or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Company or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Company shall certify to the Purchasers the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Bank Loans and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.



                  (j) Upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Special Transaction, the Company shall certify to the Purchasers the amount of Net Proceeds of Special Transaction so received and prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Special Transaction.



                  (k) In addition to the foregoing, the Company shall prepay the Syndicated Credit Obligations and offer to prepay the Notes (as provided in clause (l) below) on November 15, 2001 in the amount determined pursuant to the last sentence of Section 26 of the Intercreditor Agreement.



                  (l) The offer to prepay Notes contemplated by the foregoing clauses (a) through (k), inclusive, shall be made in writing to each holder of a Note at least ten Business Days before the proposed date of prepayment specifying such proposed date and the amount available for prepayment. A holder of a Note may accept such offer to prepay by causing a notice of such acceptance to be delivered to the Company within seven Business Days after receipt of the notice required pursuant to this clause (l). A failure by a holder of Notes to respond to an offer to prepay made pursuant to this clause (l) within such seven Business Day period shall be deemed to constitute an acceptance of such offer by such holder. The amount of all prepayments pursuant to clauses (a) through (k), inclusive, shall be made (x) ratably to each holder of a Note accepting an offer to prepay made under this Section
         8.3 and (y) ratably to Wachovia, as Administrative Agent for the ratable benefit of the Banks, provided, that in connection with the first such ratable prepayment made from Net Proceeds of Asset Dispositions made after August 13, 2001 (other than with respect to Reserved Asset Disposition Proceeds), there shall be a one-time adjustment of $1,447.90 in favor of the Banks to correct prior sharing that did not take into account the Prepayment Reserve Participation Amount in connection with a prepayment made on July 23, 2001. For purposes of this clause (l), each Note's pro rata share shall be a fraction, the numerator of which is the sum of the unpaid principal balance of such Note on the date of such prepayment less the amount of the aggregate Prepayment Reserve Participation Amount payable for all Banks as if such date were a Postponement Termination Date plus the Make-Whole Amount, if any, with respect to such Note on such date (such amounts collectively, the "Note Prepayment Amount"), and the denominator of which is the sum of the Note Prepayment Amount for such Note plus the Note Prepayment Amount for each other Note to be prepaid on the date of prepayment plus the unpaid principal balance of the Bank Loans on the date of such prepayment."

4. Amendment of Section 10.7. Section 10.7 of each Note Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (i) thereof, (ii) deleting the period at the end of paragraph (k) thereof and substituting therefor a semi-colon and the word "and", and (iii) adding a new paragraph (l) at the end thereof, as follows:

                  "(l) Liens on assets of a UK Subsidiary having a value not in excess of 5,700,000 British pounds sterling in favor of its lender in the United Kingdom (the "UK Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of 4,000,000 British pounds sterling, and (ii) such UK Lender permits, and such UK Subsidiary grants, a Lien on such assets to the Wachovia, as Collateral Agent, to secure the Secured Obligations, which Lien in favor of Wachovia shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to the UK Lender, other than terms and provisions specifically relating to the credit arrangements with such UK Lender, and which shall be junior and subordinate to the Liens of the UK Lender thereon and (iii) such UK Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permits the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties."

5. Amendment of Schedule B. Schedule B to each of the Note Agreements is amended by adding the following definitions thereto: "Karl Mayer Foreign Capital Lease" means a Foreign Capital

         Lease to be entered into between a Foreign Subsidiary and Karl Mayer (a German equipment vendor) pursuant to which the Foreign Subsidiary will lease 7 Karl Mayer knitting machines for a 3 year period for a nominal amount of 755,021 British pounds sterling (or 2,333,015 German deuschemarks) at an implicit effective interest rate of 6.75%.

                  "Mexican VAT Refund" means a refund on value added taxes paid in Mexico in the approximate amount of $5,400,000, anticipated to be received by the Company in 2001, which shall be paid solely to the Banks, and not to the Purchasers under Section 8.3(l), and which shall not automatically reduce the Commitments of the Banks under the Credit Agreement, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of Section 26 of the Intercreditor Agreement.

                  "Postponement Date" shall have the meaning set forth in
         Section 26 of the Intercreditor Agreement.

                  "Prepayment Reserve" means an amount equal to the sum of (i) $2,964,379 as of August 7, 2001, plus (ii) the amount of the Mexican VAT Refund, plus (iii) the aggregate amount of all Reserved Asset Disposition Proceeds, without regard to the provisions of Section 26 of the Intercreditor Agreement pertaining to releases of up to $2,500,000 of the Prepayment Reserve based on "Average Revolver Availability" (as defined in the Intercreditor Agreement) in accordance with the terms and conditions pertaining thereto.

                  "Prepayment Reserve Participation Amount" shall have the meaning set forth in Section 26 of the Intercreditor Agreement.

                  "Reserved Asset Disposition Proceeds" means the aggregate amount of mandatory prepayments made to the Wachovia, as agent for the Banks, pursuant to Section 8.3(c) and (d) between August 7, 2001 and October 31, 2001, which shall be made solely to the Banks, and not to the Purchasers under Section 8.3(l), and which shall not automatically reduce the Commitments, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of Section 26 of the Intercreditor Agreement.

                  "Syndicated Credit Obligations" means (i) the loans outstanding under the Credit Agreement, (ii) the aggregate amount of the outstanding letters of credit issued under the Credit Agreement,
         (iii) the reimbursement obligations of the Company with respect to any letter of Credit issued under the Credit Agreement, and (iv) the amount of the aggregate Prepayment Reserve Participation Amount payable for all Banks as if such date were a Postponement Termination Date, consisting of the Banks' contingent participation obligations with respect to the Notes under Section 26 of the Intercreditor Agreement.

6. Restatement of Representations and Warranties. Since August 7, 2001, there has been no event, act, condition or occurrence having a Material Adverse Effect. The Company hereby restates and renews each and every other representation and warranty heretofore made by it in the Note Agreements as fully as if made on the date hereof and with specific reference to this Waiver Amendment and all other loan documents executed and/or delivered in connection herewith.

7. Effect of Amendment and Waiver. Except as set forth expressly hereinabove, all terms of each of the Note Agreements shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The waiver set forth in Section 2 hereof shall relate only to the Events of Default arising under the Fixed Charge Covenant, the Leverage Covenant and the EBITDA Covenant for the July 2001 Fiscal Quarter and any Events of Default arising under the Fixed Charge Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant for the September 2001 Fiscal Quarter, subject to satisfaction of the conditions precedent set forth in
Section 16 hereof. The waiver hereby granted by each Purchaser shall not apply to any other past, present or future noncompliance with any provision of the Note Agreements, including, without, limitation, any Event of Default occurring under the Fixed Charge Covenant, the Leverage Covenant, the Net Worth Covenant or the EBITDA Covenant after the September 2001 Fiscal Quarter (or if the waiver as to the September 2001 Fiscal Quarter expires pursuant to Section 6 hereof, after the July 2001 Fiscal Quarter.

8. Condition Subsequent; Expiration of Waiver. Notwithstanding anything to the contrary contained herein, in the event a Note Agreement Amendment has not been executed and become effective on or before October 31, 2001, the waiver pursuant to Section 2 hereof for the September 2001 Fiscal Quarter shall expire and become void and of no further force or effect on such date, and the provisions of the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant shall be strictly enforceable by each Purchaser for the September 2001 Fiscal Quarter to the same extent as if no waiver had ever been given pursuant hereto.

9. Reaffirmation; No Novation or Mutual Departure. The Company expressly acknowledges and agrees that: (i) there has not been, and this Amendment and Waiver does not constitute or establish, a novation with respect to any Note or Note Agreement, or a mutual departure from the strict terms, provisions and conditions thereof, other than the waiver pursuant to Section 2 hereof; and (ii) nothing in this Amendment and Waiver shall affect or limit a Purchaser's right to demand payment of liabilities owing from the Company to such Purchaser under, or to demand strict performance of the terms, provisions and conditions of, its respective Note Agreement, to exercise any and all rights, powers and remedies under such Note Agreement or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to Section 2 hereof, pursuant to such Note Agreement, including, without limitation, as a result of the circumstances described in Section 6 hereof.

10. Ratification. Except as expressly contemplated or provided in Sections 2 and 6 hereof, the Company hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Note Agreements effective as of the date hereof.

11. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

12. Section References. Section titles and references used in this Amendment and Waiver shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

13. No Default/No Claim. To induce the Purchasers to enter into this Amendment and Waiver, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Notes or other obligations of the Company owed to a Purchaser under its respective Note Agreement.

14. Further Assurances. The Company agrees to take such further actions as any Purchaser shall reasonably request in connection herewith to evidence the waiver herein contained.

15. Governing Law. This Amendment and Waiver shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

16. Conditions Precedent. This Amendment and Waiver shall become effective only upon: (i) execution and delivery (including by facsimile) of this Amendment and Waiver by the Company and the Required Holders; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) execution and delivery (including by facsimile) of the First Amendment to Amended and Restated Security Agreement in substantially the form of Annex 1 to the Bank Amendment (as defined below), along with all documentation to be delivered in connection with the same; (iv) execution and delivery (including by facsimile) of the Fourth Amendment to Intercreditor Agreement in substantially the form of Annex 2 to the Bank Amendment; (v) execution and delivery (including by facsimile) of the Sixth Amendment to and Waiver under Credit Agreement (the "Bank Amendment"); (vi) receipt of evidence satisfactory to the Required Purchasers of the establishment of a lockbox and a Collateral Reserve Account with Wachovia, in its capacity as Collateral Agent, pursuant to Section 3.1.11 of the Security Agreement (as amended by the amendment described in clause (iii) above).



                       [Signatures Commence On Next Page]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment and Waiver to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


GUILFORD MILLS, INC.


By:  /s/ Mark E. Cook
Name: Mark E. Cook
Title: Treasurer

































                       [Signatures Continued on Next Page]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


By: /s/ Thomas E. Luther, CFA
Title: Vice President




































                       [Signatures Continued on Next Page]

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

AMERICAN GENERAL ANNUITY INSURANCE COMPANY



By: /s/ Julia S. Tucker
Title: Vice President





























                       [Signatures Continued on Next Page]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By David L. Bobson & Company, Inc.
as Investment Adviser
/s/ R. McGauley
Managing Director


CM LIFE INSURANCE COMPANY

By David L. Bobson & Company, Inc.
as Investment Adviser
/s/ R. McGauley
Managing Director

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS


                  Each of the undersigned (i) acknowledges receipt of the foregoing Amendment and Waiver (the "Amendment and Waiver"), (ii) consents to the execution and delivery of the Amendment and Waiver by the parties thereto and acknowledges the limitation with respect to such Amendment and Waiver, as set forth therein and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of May 26, 2000 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment and Waiver. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



      GOLD MILLS, Inc., a Delaware corporation               (SEAL)
      RASCHEL FASHION INTERKNITTING, LTD.,
         a New York corporation                           (SEAL)
      CURTAINS AND FABRICS, INC.,
         a New York corporation                              (SEAL)
      GUILFORD INTERNATIONAL, INC.,
         a U.S. Virgin Islands corporation                   (SEAL)
      GFD FABRICS, INC.,
         a North Carolina corporation                        (SEAL)
      GFD SERVICES, INC.,
         a Delaware corporation                              (SEAL)
      MEXICAN INDUSTRIES OF NORTH
      CAROLINA, INC.,
         a North Carolina corporation                        (SEAL)
      HOFMANN LACES, LTD.,
         a New York corporation                           (SEAL)
      ADVISORY RESEARCH SERVICES, INC.
         a North Carolina corporation                    (SEAL)
      GUILFORD MILLS (MICHIGAN), INC.
         a Michigan corporation                            (SEAL)
      GUILFORD AIRMONT, INC.,
         a North Carolina corporation                   (SEAL)
      GOLD MILLS FARMS, INC.,
         a New York corporation                          (SEAL)
      GMI COMPUTER SALES, INC.
      a North Carolina corporation                       (SEAL)
      each as a Guarantor



      By: /s/ Mark E. Cook
            Title: Vice President
-----

-----
      TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership as a Guarantor

      By: Advisory Research Services, Inc.
             a General Partner


      By: /s/ Mark E. Cook
            Title: Vice President
-----

                                  EXHIBIT 10.1

              SIXTH AMENDMENT TO AND WAIVER UNDER CREDIT AGREEMENT



         THIS SIXTH AMENDMENT TO AND WAIVER UNDER CREDIT AGREEMENT (this "Sixth Amendment") is dated and effective as of August 13, 2001, among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, BANK ONE, NA, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, BANK ONE, NA, and BRANCH BANKING AND TRUST COMPANY, as Banks (collectively, the "Banks");

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000, Second Amendment to and Waiver under Credit Agreement dated as of May 15, 2001, Third Amendment to Credit Agreement (the "Third Amendment") dated as of June 29, 2001, the Fourth Amendment to Credit Agreement dated as of July 31, 2001 (the "Fourth Amendment") and the Fifth Amendment to Credit Agreement dated as of August 7, 2001 (the "Fifth Amendment") (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof; and

         WHEREAS, the Borrower has indicated that for the Fiscal Quarter ending July 1, 2001 (the "July 2001 Fiscal Quarter") the Borrower has breached the covenant contained in Section 5.17 of the Credit Agreement pertaining to the Fixed Charge Coverage Ratio (the "Fixed Charge Coverage Covenant"), the covenant contained in Section 5.19 of the Credit Agreement pertaining to the Leverage Ratio (the "Leverage Covenant"), and the covenant contained in Section 5.29 of the Credit Agreement pertaining to the minimum Consolidated Total EBITDA (the "EBITDA Covenant"), and has indicated that it may breach the Fixed Charge Coverage Covenant, the Leverage Covenant, the covenant contained in Section 5.20 of the Credit Agreement pertaining to minimum Consolidated Tangible Net Worth (the "Net Worth Covenant") and the EBITDA Covenant for the Fiscal Quarter ending September 30, 2001 (the "September 2001 Fiscal Quarter"), and has requested that the Administrative Agent and the Banks waive the Events of Default which have occurred under Sections 5.17, 5.19 and 5.29 as a result thereof, and any Event of Default which may occur under Sections 5.17, 5.19, 5.20 and 5.29 as a result thereof, in order to afford the parties sufficient time to attempt to negotiate and implement an amendment to the Credit Agreement satisfactory to all of the parties (a "Credit Agreement Amendment"), and the Administrative Agent and the Required Banks have agreed to such waiver, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) deleting the definitions of "Cash Deposits" and "Cash Deposit Limits", (ii), amending and restating each of the following definitions which previously were contained in Section 1.01 of the Credit Agreement and (iii) adding to the Credit Agreement the following definitions which were not previously contained in Section 1.01 of the Credit Agreement.

         "Aggregate Letter of Credit Obligations means all (i) Unsyndicated Bank Letter of Credit Obligations, and (ii) Syndicated Letter of Credit Obligations.

         "Commitment Reduction Date" means each of October 31, 2001 and September 30, 2002.

         "Karl Mayer Foreign Capital Lease" means a Foreign Capital Lease to be entered into between a Foreign Subsidiary and Karl Mayer (a German equipment vendor) pursuant to which the Foreign Subsidiary will lease 7 Karl Mayer knitting machines for a 3 year period for a nominal amount of 755,021 British pounds sterling (or 2,333,015 German deusche marks) at an implicit effective interest rate of 6.75%.

         "Issuer" means the Administrative Agent.

         "Loan Documents" means this Agreement, the Notes, the Guaranty, the Contribution Agreement, the Security Documents, the Hazardous Materials Indemnity Agreements, the Acknowledgment and Agreement of the Borrower and the Guarantors at the end of the Intercreditor Agreement, any other material document or instrument executed by the Borrower or any Subsidiary evidencing, relating to or securing the Loans or the Syndicated Letter of Credit Obligations, and any other material document or instrument executed and delivered from time to time in connection with this Agreement, the Notes, the Guaranty, the Contribution Agreement, the Security Documents or the Loans or the Syndicated Letter of Credit Obligations, as such documents and instruments may be amended or supplemented from time to time.

         "Mexican VAT Refund" means a refund on value added taxes paid in Mexico in the approximate amount of $5,400,000, anticipated to be received by the Borrower in 2001, which shall be paid solely to the Banks, and not to the Senior Note Holders pursuant to Section 2.10(m), and which shall not automatically reduce the Commitments, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of
         Section 26 of the Intercreditor Agreement.

         "Prepayment Reserve" means an amount equal to the sum of (i) $2,964,379 as of August 7, 2001, plus (ii) the amount of the Mexican VAT Refund, plus (iii) the aggregate amount of all Reserved Asset Disposition Proceeds, without regard to the provisions of Section 26 of the Intercreditor Agreement pertaining to releases of up to $2,500,000 of the Prepayment Reserve based on "Average Revolver Availability" (as defined therein) in accordance with the terms and conditions pertaining thereto.

         "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrower to the Issuer pursuant to Section 10.05 with respect to Syndicated Letters of Credit.

         "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans, and (ii) the Syndicated Letter of Credit Obligations.

         "Reserved Asset Disposition Proceeds" means the aggregate amount of mandatory prepayments made to the Administrative Agent pursuant to
         Section 2.10(d) and (e) between August 7, 2001 and October 31, 2001, which shall be made solely to the Banks, and not to the Senior Note Holders pursuant to Section 2.10(m), and which shall not automatically reduce the Commitments, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of Section 26 of the Intercreditor Agreement.

         "Secured Obligations" means the Bank Obligations, the Senior Note Obligations, the Cash Management Services Obligations, subject to the limitations contained in the Intercreditor Agreement, all Hedge Obligations with any Bank or Affiliate thereof, all Aggregate Letter of Credit Obligations, subject to the limitations contained in the Intercreditor Agreement, all A-Advanced Guaranty Obligations and other Secured Obligations described in the Intercreditor Agreement (pertaining to certain costs and expenses).

         "Security Documents" means the Foreign Stock Pledge Agreement, the Domestic Stock Pledge Agreement, the Life Insurance Assignments, the Security Agreement, each control agreement executed and delivered pursuant to Section 3.1.11 of the Security Agreement, the Patent Assignment, the Mortgages and any UK Subsidiary Collateral Documents.

         "Syndicated Credit Obligations" means at any date the sum of (i) the aggregate principal amount of the outstanding Loans, (ii) the aggregate amount of the Syndicated Letter of Credit Obligations, and (iii) the amount of the aggregate Prepayment Reserve Participation Amount (as such term is defined in Section 26 of the Intercreditor Agreement) payable for all Banks as if such date were a Postponement Termination Date (as such term is defined in Section 26 of the Intercreditor Agreement), consisting of the Banks' contingent participation obligations with respect to the Senior Notes under Section 26 of the Intercreditor Agreement.

         "Syndicated Letter of Credit" means each commercial or standby letter of credit issued by the Issuer for the account of the Borrower pursuant to Article X.

         "Syndicated Letter of Credit Fee" has the meaning set forth in Section 10.08.

         "Syndicated Letter of Credit Notice" has the meaning set forth in
         Section 10.04(b).

         "Syndicated Letter of Credit Obligations" means, at any particular time, the sum of (a) the Reimbursement Obligations at such time, (b) the aggregate maximum amount available for drawing under the Syndicated Letters of Credit at such time and (c) the aggregate maximum amount available for drawing under Syndicated Letters of Credit the issuance of which has been authorized under the terms of this Agreement but which have not yet been issued.

         "Syndicated Letter of Credit Application Agreement" shall mean, with respect to a Syndicated Letter of Credit, such form of application therefor (whether in a single or several documents) as the Issuer may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by the Issuer and the Borrower and are not materially adverse to the interests of the Banks; provided, however, that in the event of any conflict between the terms of any Syndicated Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control.

         "UK Subsidiary Collateral" means (i) substantially all of the assets (both real or personal) of any UK Subsidiary as to which the Collateral Agent has taken a fixed or floating charge pursuant to Section 5.25(d) for the ratable benefit of the Secured Parties, to secure the Secured Obligations, and (ii) any assets of any UK Subsidiary in which the Collateral Agent is granted a junior and subordinate Lien pursuant to
         Section 5.16(l).

         "Unsyndicated Bank Letter of Credit Obligations" means all reimbursement obligations and all other obligations, including interest, fees, costs and indemnification amounts, incurred or arising from any standby or trade letters of credit (other than any Syndicated Letter of Credit) that is issued by any Bank or Affiliate thereof for the account of the Borrower or any Subsidiary.

         "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Dollar Loans, Syndicated Foreign Currency Loans and Syndicated Letter of Credit Obligations, but not, in the case of Wachovia, its Swing Loans.

3. Amendment to Section 2.01. Section 2.01(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make Loans (which may be, at the option of the Borrower and subject to the terms and conditions hereof, Syndicated Foreign Currency Loans or Syndicated Dollar Loans, and Syndicated Dollar Loans may be Domestic Loans or Euro-Dollar Loans) to the Borrower from time to time before the Termination Date; provided that,

                           (i) immediately after each such Loan is made, the sum
                  of (x) the aggregate outstanding principal amount of the Syndicated Dollar Loans and the Dollar Equivalent of the aggregate principal amount of the Syndicated Foreign Currency Loans by such Bank shall not exceed (y) the amount of its Commitment,

                           (ii) the sum of (x) the aggregate outstanding
                  principal amount of all Syndicated Dollar Loans and Swing Loans, and the Dollar Equivalent of the aggregate principal amount of the Syndicated Foreign Currency Loan and Swing Loans which are Foreign Currency Loans, and the amount of all Syndicated Letter of Credit Obligations, shall not exceed (y) the aggregate amount of (A) the Commitments minus (B) the Prepayment Reserve, and

                           (iii) the Dollar Equivalent of the aggregate
                  outstanding principal amount of all Foreign Currency Loans shall not exceed $25,000,000.

                  The Dollar Equivalent of each Foreign Currency Loan on the date each Foreign Currency Loan is disbursed shall be deemed to be the amount of the Foreign Currency Loan outstanding for the purpose of calculating the unutilized portion of the Commitment on the date of disbursement. Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of (A) in the case of Fixed Rate Borrowings, $5,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) or any larger multiple of $1,000,000 (or the Dollar Equivalent thereof in any Foreign Currency) and (B) in the case of Base Rate Borrowings, $1,000,000 or any larger multiple of $1,000,000 (except that in either case any such Syndicated Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date. Notwithstanding the foregoing, if there shall occur on or prior to the date of any Foreign Currency Loan any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Administrative Agent make it impracticable to make such Foreign Currency Loan, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, and such Foreign Currency Loan shall be made on such date as a Domestic Loan, unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before such date that it elects not to borrow on such date.

4. Amendment to Section 2.08. Section 2.08 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

              SECTION 2.08 Mandatory Reduction and Termination of Commitments.

                  (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  (b) The aggregate amount of the Commitments shall be reduced on each Commitment Reduction Date to the amount set forth below for such Commitment Reduction Date, or to such higher amount as shall be equal to the principal amount of the Loans outstanding on such date as a result of the provisions of, and after giving effect to the prepayment described in, the proviso contained in the first sentence of
         Section 2.10(a).



-------------------------------------- ---------------------------------------
COMMITMENT REDUCTION DATE               NEW COMMITMENT LEVEL
-------------------------------------- ---------------------------------------
-------------------------------------- ---------------------------------------
October 31, 2001                        An amount equal to the sum of

                                        (x) $120,157,886 plus

                                        (y) the Prepayment Reserve in effect on
                                        such Commitment Reduction Date plus

                                        (z) the cumulative prepayments of Senior
                                        Notes under Sections 2.10(a) and 2.10(m)
                                        of this Agreement made on and after July
                                        31, 2001
-------------------------------------- ---------------------------------------
-------------------------------------- ---------------------------------------
September 30, 2002                      An amount equal to the sum of

                                        (x) $95,157,886 plus

                                        (y) the Prepayment Reserve in effect on
                                        such Commitment Reduction Date plus

                                        (z) the cumulative prepayments of Senior
                                        Notes under Sections 2.10(a) and 2.10(m)
                                        of this Agreement made on and after July
                                        31, 2001
-------------------------------------- ----------------------------------------




                  In addition, concurrently with the delivery of the annual financial statements of the Borrower pursuant to Section 5.01(a) (but in no event later than the date such financial statements are required to be delivered pursuant to such Section, if they have not been timely delivered) (each such date being a "Cash Flow Certificate Delivery Date"), the Borrower shall certify to the Administrative Agent the amount of Consolidated Excess Cash Flow for the Fiscal Year then ended and the Commitments shall be reduced by an aggregate principal amount equal to 75% of such Consolidated Excess Cash Flow for such Fiscal Year, or to such higher amount as shall be equal to the principal amount of the Loans outstanding on such date as a result of the provisions of, and after giving effect to the prepayment described in, the proviso contained in the first sentence of Section 2.10(a).

                  In addition, the aggregate amount of the Commitments shall be permanently reduced by the amount of each prepayment made for the account of the Banks pursuant to Section 2.10(c) through (k); provided, however, that reductions in the Commitments as a result of prepayments pursuant to Section 2.10(d) and (e) shall be made only as and when the aggregate amount of such prepayments since the last Commitment reduction under Section 2.10(d) and (e) exceeds $500,000. Each reduction pursuant to this Section 2.08 shall be applied to reduce the Commitments of the several Banks ratably.

                  (c) Immediately after the purchase of the Prepayment Reserve Participation Amount (as that term is defined in the Intercreditor Agreement) by the Banks, the amount of the aggregate Commitments then in effect shall automatically be permanently reduced, on a pro rata basis, by an amount equal to the amount of the Prepayment Reserve in effect immediately prior to the purchase of the Prepayment Reserve Participation Amount.

5. Amendment to Section 2.10. Section 2.10 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                Section 2.10      Mandatory Prepayments.

                  (a) On each date on which the Commitments are reduced pursuant to Section 2.07 or Section 2.08(b), the Borrower shall repay or prepay such principal amount of the outstanding Loans and Syndicated Letter of Credit Obligations, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans and Syndicated Letter of Credit Obligations does not exceed the aggregate amount of the Commitments as then reduced; provided, however, that if on any Commitment Reduction Date or Cash Flow Certificate Delivery Date the principal amount of the outstanding Loans and Syndicated Letter of Credit Obligations exceeds the amount of the new Commitment level set forth for such Commitment Reduction Date in the table contained in Section 2.08(b) or the amount to which the Commitments otherwise would be reduced on the Cash Flow Certificate Delivery Date by virtue of Section 2.08(b) (the amount of such excess being the "Outstanding Excess"), then a prepayment in the aggregate amount of the Outstanding Excess shall be made ratably on the Loans and Syndicated Letter of Credit Obligations and the Senior Notes in accordance with paragraph (m) of this Section 2.10 and the Commitments shall be reduced only by the amount of such prepayment made on account of the Loans and Syndicated Letter of Credit Obligations. All such prepayments shall be applied first to the Syndicated Dollar Loan Notes and then to the Swing Loan Note, and then to the Syndicated Letter of Credit Obligations.

                  (b) If the Administrative Agent determines at any time (either on its own initiative or upon notice from any Bank) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds $25,000,000, then upon 5 Foreign Currency Business Days' written notice from the Administrative Agent, the Borrower shall prepay an aggregate principal amount of Foreign Currency Loans sufficient to bring the aggregate of the Foreign Currency Loans outstanding within an amount equal to $25,000,000. Nothing in the foregoing shall require the Administrative Agent to make any such calculation unless expressly requested to do so by the Required Banks.

                  (c) Upon receipt by the Borrower or any Domestic Subsidiary of Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (c).

                  (d) After the Second Amendment Effective Date, each time during any Fiscal Year since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 2.10(d), if any (each such later date being a "Collateral Net Proceeds Aggregation Date") the Borrower or any Domestic Subsidiary receives the Mexican VAT Refund, and Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any Collateral (other than sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), within 3 Domestic Business Days after such Collateral Net Proceeds Aggregation Date, the Borrower shall certify to the Administrative Agent the amount of Mexican VAT Refund or Net Proceeds of Asset Dispositions so received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the Syndicated Credit Obligations and (except with respect to Mexican VAT Refund and Reserved Asset Disposition Proceeds) the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                  (e) After the Second Amendment Effective Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any asset (other than Collateral, sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Borrower or any Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 2.10(e), if any (each such later date being a "Non-Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Non-Collateral Net Proceeds Aggregation Date, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the amount of the Syndicated Credit Obligations and (except with respect to Reserved Asset Disposition Proceeds) the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) by an aggregate principal amount equal to 75% of such Net Proceeds of Asset Dispositions received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                  (f) Except as expressly provided in the Morelos Assets Sale Letter, after the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Asset Dispositions.

                  (g) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Borrower or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt so received and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the Second Amendment Effective Date of $250,000.

                  (h) After the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease, (in each case other than Debt permitted by Section 5.24(A), and excluding the Karl Mayer Foreign Capital Lease), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) in an aggregate principal amount equal to 75% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                  (i) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Borrower or any Foreign Subsidiary receives any repayment of Investments made as permitted by Section 5.15(xii), (xiii) or (xiv), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Loan Repayment so received and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph (m) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Loan Repayment.

                  (j) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Borrower or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Borrower or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.

                  (k) Upon receipt by the Borrower or any Domestic Subsidiary of Net Proceeds of Special Transaction, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Special Transaction so received and prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes (as provided in paragraph
         (m) below) in an aggregate principal amount equal to 100% of such Net Proceeds of Special Transaction.

                  (l) [Reserved.]

                  (m) In addition to the foregoing, the Borrower shall prepay the Syndicated Credit Obligations and the principal outstanding under the Senior Notes on November 15, 2001 in the amount determined pursuant to the last sentence of Section 26 of the Intercreditor Agreement. The amount of all prepayments pursuant to paragraphs (c) through (k), inclusive (other than Reserved Asset Disposition Proceeds paid pursuant to paragraphs (d) and (e)) and the immediately preceding sentence shall be made ratably (based on the aggregate amount the Syndicated Credit Obligations and the principal outstanding under the Senior Notes) to
         (x) the Administrative Agent, for the ratable benefit of the Banks and
         (y) ratably to the Senior Note Holders, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments; provided, however, that in connection with the first such ratable prepayment made from Net Proceeds of Asset Dispositions made after August 13, 2001 (other than with respect to Reserved Asset Disposition Proceeds), there shall be a one-time adjustment of $1,447.90 in favor of the Banks to correct prior sharing which did not take into account the Prepayment Reserve Participation Amount referred to below in connection with a prepayment made on July 23, 2001. In the event any Senior Note Holder declines any such prepayment, the prepayments shall be made ratably based on the aggregate amount of the Syndicated Credit Obligations and the principal outstanding under the Senior Notes held by Senior Note Holders who have not declined such prepayment. The Commitments shall be ratably reduced by the amount of all such prepayments received by the Agent on account of the Banks pursuant to paragraphs (c) through (k), inclusive (other than prepayments made pursuant to paragraphs (d) and (e) with respect to the Mexican VAT Refund and Reserved Asset Disposition Proceeds). All references to "principal outstanding under the Senior Notes" contained in this clause (m) shall mean the principal outstanding under the Senior Notes on the relevant date minus the amount of the aggregate Prepayment Reserve Participation Amount (as such term is defined in Section 26 of the Intercreditor Agreement) payable for all Banks as if such date were a Postponement Termination Date (as such term is defined in Section 26 of the Intercreditor Agreement).

                  (n) Each such payment or prepayment pursuant to this Section
         2.10 shall be applied ratably to the Syndicated Credit Obligations on the date of payment or prepayment in the following order of priority:(i) first, to Syndicated Loans which are Base Rate Loans; (ii) secondly, to Swing Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; (iv) fourthly, to Syndicated Loans which are Foreign Currency Loans, (v) fifthly, to Swing Loans which are Foreign Currency Loans, and (vi) , sixthly, to each Bank's contingent participation obligations owed with respect to the Senior Notes under Section 26 of the Intercreditor Agreement, and (viii) lastly, to all Syndicated Letter of Credit Obligations (whether as payment with respect to reimbursement obligations or as cash collateral for undrawn Syndicated Letters of Credit).

6. Amendment to Section 3.02. Section 3.02 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  SECTION 3.02 Conditions to All Borrowings and Syndicated Letters of Credit. The obligation of each Bank to make a Syndicated Loan (or of Wachovia, to make a Swing Loan) on the occasion of each Borrowing and the obligation of the Issuer to issue Syndicated Letters of Credit is subject to the satisfaction of the following conditions:

        (a) receipt by the Administrative Agent of a Notice of Borrowing or request for a Syndicated Letter of Credit under Section 10.04(a);

        (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

        (c) the fact that, with respect to the representations and warranties of the Borrower contained in Article IV, (x) if they are expressly qualified by materiality, they are true on and as of the date of such Borrowing, and (y) if they are not so qualified, they are true in all material respects on and as of the date of such Borrowing; and

        (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i), (ii) and (iii) of Section 2.01(a) shall have been satisfied.

                  Each Syndicated Borrowing and each Swing Loan Borrowing, and the issuance of each Syndicated Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance of Syndicated Letter of Credit as to the truth and accuracy of the facts specified in paragraphs (b), (c) and
         (d) of this Section.

7. Amendment to Section 5.16. Section 5.16 of the Credit Agreement hereby is amended by (i) deleting the word "and" at the end of paragraph (i) thereof, (ii) deleting the period at the end of paragraph (k) thereof and substituting therefor a semi-colon and the word "and", and (iii) adding a new paragraph (l) at the end thereof, as follows:

                           (l) Liens on assets of a UK Subsidiary having a value not in excess of 5,700,000 British pounds sterling in favor of its lender in the United Kingdom (the "UK Lender"), so long as (i) such Liens do not secure Debt in an aggregate amount in excess of 4,000,000 British pounds sterling, and (ii) such UK Lender permits, and such UK Subsidiary grants, a Lien on such assets to the Collateral Agent to secure the Secured Obligations, which Lien in favor of the Collateral Agent shall be granted pursuant to similar instruments and contain terms and provisions similar to those granting such Lien to the UK Lender, other than terms and provisions specifically relating to the credit arrangements with such UK Lender, and which shall be junior and subordinate to the Liens of the UK Lender thereon and (iii) such UK Lender agrees to give to the Collateral Agent notice of the occurrence of any event of default under such credit arrangements, and permits the Secured Parties to cure any such event of default, all of the foregoing being pursuant to terms and conditions satisfactory to the Required Secured Parties.

8. Amendment to Section 5.26. Section 5.26 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                Section 5.26      [Reserved.]

9. New Article X. A new Article X hereby is added to the amended to the Credit Agreement as follows:


                                    ARTICLE X

                      SYNDICATED LETTER OF CREDIT FACILITY

                  SECTION 10.01.    Obligation to Issue.

                  Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Issuer shall issue for the account of Borrower, one or more Syndicated Letters of Credit denominated in Dollars, in accordance with this Article X, from time to time during the period commencing on the Closing Date and ending on the Domestic Business Day prior to the Termination Date.

                  SECTION 10.02.    Types and Amounts.

                  The Issuer shall not have any obligation to issue any Syndicated Letter of Credit at any time:

                  (a) if the aggregate maximum amount then available for drawing under Syndicated Letters of Credit, after giving effect to the issuance of the requested Syndicated Letter of Credit, shall exceed any limit imposed by law or regulation upon the Issuer; or

                  (b) if, after giving effect to the issuance of the requested Syndicated Letter of Credit, (i) the Aggregate Letter of Credit Obligations would exceed $5,000,000, or (ii) the conditions set forth in clauses (i) and (ii) of Section 2.01(a) would not be satisfied; or

                  (c) which has an expiration date later than the earlier to occur of (i) 12 months after the date of issuance thereof, and (ii) after the Termination Date.

                  SECTION 10.03.    Conditions.

                  In addition to being subject to the satisfaction of the conditions contained in Article III, the obligation of the Issuer to issue any Syndicated Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (a) the Borrower shall have delivered to the Issuer at such times and in such manner as the Issuer may prescribe, a Syndicated Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof all satisfactory in form and substance to the Issuer and the terms of the proposed Syndicated Letter of Credit shall be satisfactory in form and substance to the Issuer;

                  (b) as of the date of issuance no order, judgment or decree of any court, arbitrator or Authority shall purport by its terms to enjoin or restrain the Issuer from issuing the Syndicated Letter of Credit and no law, rule or regulation applicable to the Issuer and no request or directive (whether or not having the force of law) from any Authority with jurisdiction over the Issuer shall prohibit or request that the Issuer refrain from the issuance of Syndicated Letters of Credit generally or the issuance of that Syndicated Letter of Credit; and

                  (c) after the issuance of the requested Syndicated Letter of Credit, the conditions set forth in clauses (i) and (ii) of Section 2.01(a) shall be satisfied.

                  SECTION 10.04.    Issuance of Syndicated Letters of Credit.

                  (a) Request for Issuance. At least 3 Domestic Business Days before the effective date for any Syndicated Letter of Credit, the Borrower shall give the Administrative Agent and the Issuer a written notice containing the original signature of an authorized officer or employee of such Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Syndicated Letter of Credit requested, the effective date (which day shall be a Domestic Business
         Day) of issuance of such requested Syndicated Letter of Credit, the date on which such requested Syndicated Letter of Credit is to expire, the amount of then outstanding Syndicated Letter of Credit Obligations, the purpose for which such Syndicated Letter of Credit is to be issued, whether such Syndicated Letter of Credit may be drawn in single or partial draws, and the person for whose benefit the requested Syndicated Letter of Credit is to be issued.

                  (b) Issuance; Notice of Issuance. If the conditions set forth in Section 10.03 are satisfied, the Issuer shall issue the requested Syndicated Letter of Credit after notice thereof, along with a copy of such issued Syndicated Letter of Credit, is given to the Administrative Agent. The Administrative Agent shall give each Bank written or telex notice in substantially the form of Exhibit O (each, a "Syndicated Letter of Credit Notice"), or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Syndicated Letter of Credit.

                  (c) No Extension or Amendment. The Issuer shall not extend or amend any Syndicated Letter of Credit if the issuance of a new Syndicated Letter of Credit having the same terms as such Syndicated Letter of Credit as so amended or extended would be prohibited by
         Section 10.02 or Section 10.03.

        SECTION 10.05.    Reimbursement Obligations; Duties of the Issuer.

        (a) Reimbursement. Notwithstanding any provisions to the contrary in any Syndicated Letter of Credit Application Agreement:

                  (i) the Borrower shall reimburse the Issuer for drawings under a Syndicated Letter of Credit issued by it no later than the earlier of
         (A) the time specified in such Syndicated Letter of Credit Application Agreement, or (B) 1 Domestic Business Day after the payment by the Issuer;

                  (ii) any Reimbursement Obligation with respect to any Syndicated Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Syndicated Letter of Credit until the date of payment in full thereof at a rate per annum equal to (A) prior to the date that is 3 Domestic Business Days after the date of the related payment by the Issuer, the Base Rate plus 1.25% and (B) thereafter, the Default Rate; and

                  (iii) in order to implement the foregoing, upon the occurrence of a draw under any Syndicated Letter of Credit, unless the Issuer is reimbursed in accordance with Subsection (i) above, the Borrower irrevocably authorizes the Administrative Agent to treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and to make Base Rate Loans (unless a Notice of Borrowing is delivered requesting the same as a Euro-Dollar Loan) to Borrower in such amount regardless of whether the conditions precedent to the making of Loans hereunder have been met. The Borrower further authorizes the Administrative Agent to credit the proceeds of such Loan so as to immediately eliminate the liability of the Borrower for Reimbursement Obligations under such Syndicated Letter of Credit.

                  (b) Duties of the Issuer. Any action taken or omitted to be taken by the Issuer in connection with any Syndicated Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuer under any resulting liability to any Bank, or assuming that the Issuer has complied with the procedures specified in Section 10.04 and such Bank has not given a notice contemplated by Section 10.06(a) that continues in full force and effect, relieve that Bank of its obligations hereunder to the Issuer. In determining whether to pay under any Syndicated Letter of Credit, the Issuer shall have no obligation relative to the Banks other than to confirm that any documents required to have been delivered under such Syndicated Letter of Credit appear to comply on their face with the requirements of such Syndicated Letter of Credit.

                  SECTION 10.06     Participations.

                  (a) Purchase of Participations. Each Bank hereby irrevocably and unconditionally purchases and receives from the Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's ratable share of the aggregate Commitments, in each Syndicated Letter of Credit outstanding on the date of this Agreement and issued under the terms of this Agreement hereafter; provided, that a Syndicated Letter of Credit shall not be entitled to the benefits of this Section 10.06 if the Administrative Agent and the Issuer shall have received written notice from any Bank on or before the Domestic Business Day immediately prior to the date of the issuance of such Syndicated Letter of Credit that one or more of the conditions contained in Section 10.03 or Article III is not then satisfied, and, in the event the Administrative Agent and the Issuer receive such a notice and determines that one or more of such conditions contained in
         Section 10.03 or Article III is not then satisfied, the Issuer shall have no further obligation to issue any Syndicated Letter of Credit until such notice is withdrawn by that Bank or until the Required Banks have effectively waived such condition in accordance with the provisions of this Agreement. The parties to this Agreement acknowledge and agree that all collateral security held by the Issuer securing any of the Syndicated Letter of Credit Obligations shall constitute collateral security for the ratable benefit of all the Banks as risk participants hereunder.

                  (b) Sharing of Syndicated Letter of Credit Payments. In the event that the Issuer makes any payment under any Syndicated Letter of Credit for which the Borrower shall not have repaid such amount to the Issuer pursuant to Section 10.07 or which cannot be paid by a Loan pursuant to Subsection (iii) of Section 10.05, the Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify each Bank of such failure, and each Bank shall promptly and unconditionally pay to the Issuer such Bank's ratable share of the Dollar Equivalent amount of such payment and in same day funds. If the Administrative Agent so notifies such Bank prior to 10:00 A.M. (Atlanta, Georgia time) on any Domestic Business Day, such Bank shall make available to the Issuer its ratable share of the amount of such payment on such Domestic Business Day in same day funds. If and to the extent such Bank shall not have so made its ratable share of the amount of such payment available to the Issuer, such Bank agrees to pay to the Issuer forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Issuer at the Federal Funds Rate for the first 3 Domestic Business Days and thereafter at the Default Rate. The failure of any Bank to make available to the Issuer its Commitment Share of any such payment shall neither relieve nor increase the obligation of any other Bank hereunder to make available to the Issuer its ratable share of any payment on the date such payment is to be made.

                  (c) Sharing of Reimbursement Obligation Payments. Whenever the Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Issuer has received any payments from the Banks pursuant to this Section 10.06, it shall promptly pay to each Bank which has funded its participating interest therein, in Dollars, an amount equal to such Bank's Commitment Share thereof. Each such payment shall be made by the Issuer on the Domestic Business Day on which the funds are paid to such Person, if received prior to noon, 12:00 pm. (Atlanta, Georgia time), on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day.

                  (d) Documentation. Upon the request of any Bank, the Issuer shall furnish to such Bank copies of any Syndicated Letter of Credit, Syndicated Letter of Credit Application Agreement and other documentation relating to Syndicated Letters of Credit issued pursuant to this Agreement.

                  (e) Obligations Irrevocable. The obligations of the Banks to make payments to the Issuer with respect to a Syndicated Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Issuer has issued such Syndicated Letter of Credit in accordance with Section 10.04 and such Bank has not given a notice contemplated by Section 10.06(a) that continues in full force and effect), including, without limitation, any of the following circumstances:

                   (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Syndicated Letter of Credit or any transferee of any Syndicated Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuer, any Bank or any other Person, whether in connection with this Agreement, any Syndicated Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft, certificate or any other document presented under the Syndicated Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (v) payment by the Issuer under any Syndicated Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (vi) payment by the Issuer under any Syndicated Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Syndicated Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Issuer; or

                  (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings constituting or resulting from the gross negligence or willful misconduct of the Issuer.

                  SECTION 10.07     Payment of Reimbursement Obligations.

                  (a) Payments to the Issuer. The Borrower agrees to pay to the Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to the Issuer under or in connection with any Syndicated Letter of Credit issued for such Borrower's account immediately when due, irrespective of:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Syndicated Letter of Credit or any transferee of any Syndicated Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuer, any Bank or any other Person, whether in connection with this Agreement, any Syndicated Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft, certificate or any other document presented under the Syndicated Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (v) payment by the Issuer under any Syndicated Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (vi) payment by the Issuer under any Syndicated Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Syndicated Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Issuer; or

                  (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings constituting or resulting from the gross negligence or willful misconduct of the Issuer.

                           (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Issuer with respect to a Syndicated Letter of Credit and distributed to the Banks on account of their participations is thereafter set aside, avoided or recovered from the Issuer in connection with any receivership, liquidation or bankruptcy proceeding, each Bank that received such distribution shall, upon demand by the Administrative Agent or the Issuer, contribute such Bank's Commitment Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Administrative Agent or the Issuer upon the amount required to be repaid by it.

                  SECTION 10.08. Compensation for Syndicated Letters of Credit and Reporting Requirements.

                           (a) Syndicated Letter of Credit Fees. The Borrower shall pay to the Administrative Agent in advance with respect to each Syndicated Letter of Credit described in clause (ii) of the definition of "Syndicated Letter of Credit" a Syndicated Letter of Credit fee ("Syndicated Letter of Credit Fee") equal to 4.25% per annum of the face amount of such Syndicated Letter of Credit, payable on the Domestic Business Day on which such Syndicated Letter of Credit is issued and on each anniversary date thereafter. Syndicated Letter of Credit Fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). The Administrative Agent shall promptly remit such Syndicated Letter of Credit Fees, when paid, to the Banks in accordance with their ratable shares thereof.

                           (b) Issuer Charges. The Borrower shall pay to the Issuer, solely for its own account, the standard charges assessed by the Issuer in connection with the issuance, administration, amendment and payment or cancellation of Syndicated Letters of Credit issued hereunder, which charges shall be those typically charged by the Issuer to its customers generally having credit and other characteristics similar to the Borrower, as determined in good faith by the Issuer, including, without limitation, a fronting fee equal to 0.125% of the face amount of each Letter of Credit.

                  SECTION 10.09.    Indemnification; Exoneration.

                           (a) Indemnification. In addition to amounts payable as elsewhere provided in this Article X, the Borrower shall protect, indemnify, pay and save the Administrative Agent, the Issuer and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Administrative Agent, the Issuer, or any Bank may incur or be subject to as a consequence of the issuance of any Syndicated Letter of Credit for the Borrower's account other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

                           (b) Assumption of Risk by Borrower. As between the Borrower, the Administrative Agent, the Issuer, and the Banks, the Borrower assumes all risks of the acts and omissions of, or misuse of the Syndicated Letters of Credit issued for such Borrower's account by, the respective beneficiaries of such Syndicated Letters of Credit. In furtherance and not in limitation of the foregoing, the Administrative Agent, the Issuer and the Banks shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Syndicated Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Syndicated Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Syndicated Letter of Credit to comply duly with conditions required in order to draw upon such Syndicated Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Syndicated Letter of Credit or of the proceeds thereof, (vii) the misapplication by the beneficiary of a Syndicated Letter of Credit of the proceeds of any drawing under such Syndicated Letter of Credit; and (viii) any consequences arising from causes beyond the control of the Administrative Agent, the Issuer and the Banks.

                           (c) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Administrative Agent or the Issuer under or in connection with the Syndicated Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Administrative Agent, the Issuer, or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

10. Termination of Borrower's Right to Request Foreign Currency Loans. The Borrower hereby reiterates and reaffirms its agreement in the Fourth Amendment that, notwithstanding Section 2.01(a) or any other provision of the Credit Agreement, as amended hereby, on and after the date of the Fourth Amendment, (i) the Borrower may not request, without the prior written consent of the Administrative Agent any Foreign Currency Loans, and (ii) at the end of each Interest Period for any Foreign Currency Loan outstanding on the date of this Sixth Amendment, such Foreign Currency Loan shall be automatically refinanced with a Refunding Loan made as a Syndicated Dollar Loan which shall be a Base Rate Loan unless a Notice of Borrowing is delivered requesting the same as a Euro-Dollar Loan.

11.  [Reserved]


12. New Exhibit. Exhibit O attached hereto is hereby attached to the Credit Agreement as Exhibit O thereto.

13. Waiver of Financial Covenants. Effective upon satisfaction of the conditions to effectiveness set forth in Section 23 hereof, and subject to the other terms and conditions set forth herein, the Administrative Agent and the Required Banks waive (i) the Event of Defaults arising under the Fixed Charge Coverage Covenant, the Leverage Covenant and the EBITDA Covenant for the July 2001 Fiscal Quarter and (ii) any Event of Defaults arising under the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant for the September 2001 Fiscal Quarter.

14. Effect of Amendment and Waiver. Except for the amendments effected by this Sixth Amendment and the waiver set forth in Section 13 hereof expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The waiver set forth in Section 13 hereof shall relate only to the Events of Default arising under the Fixed Charge Coverage Covenant, the Leverage Covenant and the EBITDA Covenant for the July 2001 Fiscal Quarter and any Events of Default arising under the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant for the September 2001 Fiscal Quarter, subject to satisfaction of the conditions precedent set forth in Section 23 hereof. The waiver hereby granted by the Administrative Agent and the Required Banks shall not apply to any other past, present or future noncompliance with any provision of the Credit Agreement or any of the other Loan Documents, including, without limitation, any Event of Default occurring under the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant or the EBITDA Covenant after the September 2001 Fiscal Quarter (or, if the waiver as to the September 2001 Fiscal Quarter expires pursuant to Section 15 hereof, after the July 2001 Fiscal Quarter).

15. Condition Subsequent; Expiration of Waiver. Notwithstanding anything to the contrary contained herein, in the event a Credit Agreement Amendment has not been executed and become effective on or before October 31, 2001, the waiver pursuant to Section 13 hereof for the September 2001 Fiscal Quarter shall expire and become void and of no further force or effect on such date, and the provisions of the Fixed Charge Coverage Covenant, the Leverage Covenant, the Net Worth Covenant and the EBITDA Covenant shall be strictly enforceable by the Agent and the Banks for the September 2001 Fiscal Quarter to the same extent as if no waiver had ever been given pursuant hereto.

16. Restatement of Representations and Warranties. Since August 7, 2001, there has been no event, act, condition or occurrence having a Material Adverse Effect. The Borrower hereby restates and renews each and every other representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Sixth Amendment and all other loan documents executed and/or delivered in connection herewith.

17. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

18. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and delivered by facsimile transmission, each of which when so executed and delivered (including by facsimile transmission) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

19. Section References. Section titles and references used in this Sixth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

20. No Default. To induce the Administrative Agent and the Banks to enter into this Sixth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof (including the waiver contained in Section 11 hereof), there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

21. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

22. Governing Law. This Sixth Amendment (and, notwithstanding any provision to the contrary, all prior amendments to the Credit Agreement) shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

23. Conditions Precedent. This Sixth Amendment shall become effective only upon receipt by the Administrative Agent of the following items: (a) from each of the parties hereto of either (i) 6 duly executed counterparts of this Sixth Amendment signed by such party, and of the Consent and Reaffirmation of Guarantors at the end hereof signed by each Guarantor, or (ii) a facsimile transmission of an executed counterpart of this Sixth Amendment with the 6 original counterparts to be sent to counsel for the Administrative Agent by overnight courier, (b) from each of the parties thereto of either (i) 6 duly executed counterparts of the First Amendment to Amended and Restated Security Agreement in substantially the form of Annex 1 hereto, or (ii) a facsimile transmission of an executed counterpart of such First Amendment to Amended and Restated Security Agreement with the 6 original counterparts to be sent to counsel for the Administrative Agent by overnight courier, along with a favorable opinion of counsel, satisfactory to counsel to the Collateral Agent in all respects, to the effect that the control agreements attached as Exhibits C and D to the Security Agreement, when executed and delivered, shall grant in favor of the Collateral Agent a perfected security interest in the deposit accounts and securities accounts described therein, (c) from each of the Secured Parties of either (i) 6 duly executed counterparts of the Fourth Amendment to Intercreditor Agreement in substantially the form of Annex 2 hereto, or (ii) a facsimile transmission of an executed counterpart of the Fourth Amendment to Intercreditor Agreement with the 6 original counterparts to be sent to counsel for the Administrative Agent by overnight courier, (d) a copy of an executed and delivered amendment to the Note Purchase Agreements reflecting the amendments thereto to conform to the amendments contained herein, (e) from each of the parties hereto and the Guarantors of either (i) 6 duly executed counterparts of the side letter among the Borrower, the Guarantors, the Agent and the Banks concerning certain additional covenants of the Borrower and intent to negotiate a new amendment, or (ii) a facsimile transmission of an executed counterpart of such First Amendment to Amended and Restated Security Agreement with the 6 original counterparts to be sent to counsel for the Administrative Agent by overnight courier, and (f) evidence satisfactory to the Administrative Agent of the establishment of a lockbox and a Collateral Reserve Account with the Collateral Agent pursuant to Section 3.1.11 of the Security Agreement (as amended by the amendment described in clause (ii) above).

24. Borrower Acknowledgements and Agreements Regarding Payments Made In Connection with the Postponement of Commitment Reductions. The Borrower hereby acknowledges and agrees that in consideration of the Banks agreeing in amendments to the Credit Agreement on and prior to the date hereof to the amendments postponing Commitment Reduction Dates under Section 2.08 of the Credit Agreement for the months ending on June 30, 2001, July 31, 2001 and August 31, 2001, and postponing other required reductions in the Commitment from Net Proceeds of Asset Dispositions (including $464,379 described in the Fifth Amendment and the Mexican VAT Refund and Reserved Asset Dispositions Proceeds described in this Sixth Amendment), the Borrower has made and will make principal payments under paragraph 13(b) of the Third Amendment and paragraph 19(e) of the Fourth Amendment, and will make principal payments from such Mexican VAT Refund and Reserved Asset Disposition Proceeds, that would have been due and payable under Section 2.08 on such dates but for such postponement of such Commitment Reduction Dates and other required reductions in the Commitments.

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this Sixth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


GUILFORD MILLS, INC.,
as Borrower


By:  /s/ Mark E. Cook
Name: Mark E. Cook
Title: Treasurer

WACHOVIA BANK, N.A.,
as Administrative Agent and as a Bank


By: /s /Linda Harris
Name: Linda Harris
Title: Sr. Vice President

FIRST UNION NATIONAL BANK,
as Syndication Agent and as a Bank


By: /s/ Colleen McCullum
Name: Colleen McCullum
Title: Sr. Vice President

BANK ONE, NA,
as Documentation Agent and as a Bank


By: /s/ C. Dianne Wooley
 Name: C. Dianne Wooley
Title: First Vice President

BRANCH BANKING AND TRUST COMPANY, as a Bank


By: /s/ Richard C. F. Spencer
Name: Richard C. F. Spencer
Title: Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Sixth Amendment to and Waiver Under Credit Agreement (the "Sixth Amendment"), (ii) consents to the execution and delivery of the Sixth Amendment described therein by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty dated as of November 6, 2000 executed by it, and (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Sixth Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


      GOLD MILLS, Inc., a Delaware corporation               (SEAL)
      RASCHEL FASHION INTERKNITTING, LTD.,
         a New York corporation                           (SEAL)
      CURTAINS AND FABRICS, INC.,
         a New York corporation                              (SEAL)
      GUILFORD INTERNATIONAL, INC.,
         a U.S. Virgin Islands corporation                   (SEAL)
      GFD FABRICS, INC.,
         a North Carolina corporation                        (SEAL)
      GFD SERVICES, INC.,
         a Delaware corporation                              (SEAL)
      MEXICAN INDUSTRIES OF NORTH
      CAROLINA, INC.,
         a North Carolina corporation                        (SEAL)
      HOFMANN LACES, LTD.,
         a New York corporation                           (SEAL)
      ADVISORY RESEARCH SERVICES, INC.
         a North Carolina corporation                    (SEAL)
      GUILFORD MILLS (MICHIGAN), INC.
         a Michigan corporation                            (SEAL)
      GUILFORD AIRMONT, INC.,
         a North Carolina corporation                   (SEAL)
      GOLD MILLS FARMS, INC.,
         a New York corporation                          (SEAL)
      GMI COMPUTER SALES, INC.
      a North Carolina corporation                       (SEAL)


      By: /s/ Mark E. Cook
            Title: Vice President

      TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

      By: Advisory Research Services, Inc.
             a General Partner


      By: /s/ Mark E. Cook
            Title: Vice President

                          EXHIBIT O TO CREDIT AGREEMENT

                   FORM OF SYNDICATED LETTER OF CREDIT NOTICE

TO: The Banks party to the Credit Agreement, dated as of May 26, 2000, (as amended, the "Credit Agreement"), among Guilford Mills, Inc., such Banks and Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent").

                  Pursuant to Section 10.04(b) of the Credit Agreement, the Administrative Agent hereby notifies the Banks that Wachovia Bank, N.A., as Issuer, has issued the following Syndicated Letters of Credit pursuant to
Article X of the Credit Agreement:

                               Date of
    Number               Issuance/Expiration                Beneficiary            Purpose






Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning in this notice.



Date:  ______________, 200__.

WACHOVIA BANK, N.A., as Administrative Agent
By: Name:
Title:

                 ANNEX 1 TO SIXTH AMENDMENT TO CREDIT AGREEMENT

                       FORM OF FIRST AMENDMENT TO AMENDED
                         AND RESTATED SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this "First Amendment") is dated and effective as of August 13, 2001 among GUILFORD MILLS, INC., a Delaware corporation (the "Company"), each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Debtor Subsidiaries", the Company and the Debtor Subsidiaries being collectively referred to as the "Debtors") and WACHOVIA BANK, N.A., as Collateral Agent (the "Collateral Agent");


                              W I T N E S S E T H :

         WHEREAS, the Debtors and the Collateral Agent executed and delivered that certain Amended and Restated Security Agreement dated as of November 6, 2000 (the "Security Agreement");

         WHEREAS, the Debtors have and the Collateral Agent, at the direction of the requisite Secured Parties has, agreed to certain amendments to the Security Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Debtors and the Collateral Agent hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Security Agreement shall have the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement shall from and after the date hereof refer to the Security Agreement as amended hereby.

     2. Amendments to Security Agreement. (a) The definition of "Approved Depository" contained in the Security Agreement hereby is amended by deleting it in its entirety and the following definitions of "Approved Depositary/Intermediary" and "Permitted Petty Cash Depositary Accounts" set forth below hereby are added:

                  "Approved Depositary/Intermediary" means (x) either (a) the Collateral Agent or a Bank, or (b) another depositary bank, upon the execution and delivery by the Collateral Agent and such other depositary bank and the relevant Debtor of a Deposit Account Security and Control Agreement substantially in the form attached hereto as Exhibit C and made a part hereof, and (y) a securities intermediary, upon the execution and delivery by the Collateral Agent and such other securities intermediary and the relevant Debtor of a Securities Account Security and Control Agreement substantially in the form attached hereto as Exhibit D and made a part hereof.

                  "Permitted Petty Cash Depositary Accounts" means the 6 depositary accounts identified on Schedule I attached hereto as being Petty Cash Depositary Accounts, so long as the aggregate collected balance in any such depositary account does not at any time exceed $10,000.

         (b) Amendment to Section 3.1.11. Section 3.1.11 of the Security Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  3.1.11 Depository Accounts; Securities Accounts; Collections.
         (a) On or before September 13, 2001, except as otherwise permitted by the Collateral Agent in writing in the exercise of its sole discretion, each Debtor shall cause all depositary banks on such date, and thereafter in which such Debtor's cash is deposited, to become an Approved Depositary/Intermediary, including without limitation, all depositary banks and the deposit accounts held with them described on
         Schedule I attached hereto and made a part hereof; provided, however, that no depositary banks identified in Schedule I as having Petty Cash Depositary Accounts need become an Approved Depositary, so long as the depositary account maintained with such depositary bank remains a Permitted Petty Cash Depositary Account.

                  (b) As of August 13, 2001, the Debtors do not have cash invested with any securities intermediaries in an aggregate amount in excess of $25,000. On or before September 13, 2001, each Debtor shall cause all securities intermediaries with which it has any cash invested on such date, and thereafter with which cash is invested, to become an Approved Depositary/Intermediary, including without limitation, all securities intermediaries and the securities accounts held with them described on Schedule II attached hereto and made a part hereof.

                  (c) The Company and each relevant Debtor shall establish a lockbox and a Collateral Reserve Account with the Collateral Agent on or before August 15, 2001, 2001. The Company and each such relevant Debtor shall cause all Cash Collections to be sent to such lockbox from which the Collateral Agent will deposit such Cash Collections in the Collateral Reserve Account. Any Cash Collections received by the Company or a Debtor that are not sent to the lockbox shall be held by the Company and such Debtor in trust for the Collateral Agent and promptly sent to such lockbox. Unless and until an Actionable Default is in existence and subject to the provisions of Section 11 of the Intercreditor Agreement, the Collateral Agent will transfer on each Business Day collected amounts in the Collateral Reserve Account to the respective Debtor's operating account. During the existence of an Actionable Default, and subject to the provisions of Section 11 of the Intercreditor Agreement, (i) the Collateral Agent will apply collected amounts in the Collateral Reserve Accounts to the Secured Obligations pursuant to Section 12 of the Intercreditor Agreement, and (ii) the Collateral Agent may, additionally, at any time in the exercise of its sole discretion or if requested in writing by the requisite Secured Parties pursuant to Section 11 of the Intercreditor Agreement, direct Account Debtors to make payments with respect to the Collateral, or portions thereof, directly to the Collateral Agent, and such Account Debtors are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction, and the items of payment so received by the Collateral Agent will be deposited in the respective Debtor's Collateral Reserve Account, or, at the election of the Collateral Agent, upon its receipt thereof, be applied directly to repayment of the Secured Obligations in accordance with the terms set forth in the Intercreditor Agreement.

                  (d) Promptly after receipt by the Approved
         Depositaries/Intermediaries of notice from the Collateral Agent following the occurrence of an Event of Default (regardless of whether it is an Actionable Default), the Collateral Agent shall have the right in the exercise of its sole discretion to direct all Approved Depositaries/Intermediaries to remit all cash and investments and other Cash Collections held by them to the Collateral Agent as often as the Collateral Agent may require and the Approved Depositaries/Intermediaries are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction, and none of the Debtors shall be entitled to draw on the funds or securities or other property held by any Approved Depositary/Intermediary without the prior written consent of the Collateral Agent.

                  (e) No Debtor will open or establish any deposit account or securities account after August 13, 2001 except with an Approved Depositary/Intermediary; provided, however, that the Debtors may maintain the Permitted Petty Cash Depositary Accounts.

     3. New Schedules. Schedules 1 and 2 attached hereto are hereby attached to the Security Agreement as Schedules 1 and 2 thereto.

     4. Effect of Amendment; Ratification. Except as set forth expressly hereinabove, all terms of the Security Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Debtors. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. Each of the Debtors hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Security Agreement effective as of the date hereof.

     5. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and delivered by facsimile transmission, each of which when so executed and delivered (including by facsimile transmission) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     6. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     7. Further Assurances. Each of the Debtors agrees to take such further actions as the Collateral Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

     8. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

     9. Conditions Precedent. This First Amendment shall become effective only upon receipt by the Collateral Agent of the following items: from each of the parties hereto of either (i) 6 duly executed counterparts of this First Amendment signed by such party, or (ii) a facsimile transmission of an executed counterpart of this First Amendment with the 6 original counterparts to be sent to counsel for the Collateral Agent by overnight courier.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this First Amendment as of the day and year first written above.

      "DEBTORS"
      GUILFORD MILLS, INC.                          (SEAL)
      By:  _______________________________________________
           Name:
           Title:
      CURTAINS AND FABRICS, INC.,
         a New York corporation             (SEAL)
      GOLD MILLS, INC.,
         a Delaware corporation                     (SEAL)
      RASCHEL FASHION INTERKNITTING,
         LTD., a New York corporation        (SEAL)
      GUILFORD INTERNATIONAL, INC.,
         a U.S. Virgin Islands corporation     (SEAL)
      GFD FABRICS, INC.,
         a North Carolina corporation           (SEAL)
      GFD SERVICES, INC.,
         a Delaware corporation                    (SEAL)
      MEXICAN INDUSTRIES OF NORTH
         CAROLINA, INC.,
         a North Carolina corporation     (SEAL)
      HOFMANN LACES, LTD.,
         a New York corporation                  (SEAL)
      ADVISORY RESEARCH SERVICES, INC.
         a North Carolina corporation           (SEAL)
      GUILFORD MILLS (MICHIGAN), INC.
         a Michigan corporation                   (SEAL)
      GUILFORD AIRMONT, INC.,
         a North Carolina corporation          (SEAL)
      GOLD MILLS FARMS, INC.,
         a New York corporation                 (SEAL)
      GMI COMPUTER SALES, INC.
      a North Carolina corporation             (SEAL)

      By:
            Title:


      TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

      By: Advisory Services, Inc.
             a General Partner


      By:   __________________________________________________
            Title:____________________________________________

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:


WACHOVIA BANK, N.A.,                        (SEAL)
as Collateral Agent for the Secured Parties


By:  _______________________________________
     Name:
     Title:



    SCHEDULE I TO FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT

                                   Schedule I
                              Guilford Mills, Inc.
                             Domestic Bank Accounts

Bank Name    Bank A/C #    Status    Currency  Purpose of A/C    Legal Entity      Bank Address
------------------------------------------------------------------------------------------------




















                    SCHEDULE II TO FIRST AMENDMENT TO AMENDED
                         AND RESTATED SECURITY AGREEMENT


                                   Schedule II
                              Guilford Mills, Inc.
                               Securities Accounts


Bank Name       Bank A/C Number  Status   Currency    Purpose of A/C      Legal Entity
------------------------------------------------------------------------------------------

Securities Accounts







              EXHIBIT C TO FIRST AMENDMENT TO AMENDED AND RESTATED
                               SECURITY AGREEMENT

                        FORM OF DEPOSIT ACCOUNT SECURITY
                              AND CONTROL AGREEMENT


         This Agreement, dated as of August 13, 2001__, between WACHOVIA BANK, N.A. ("Collateral Agent"); [insert name of Guilford entity owning deposit account] ("Debtor"); and [insert name of Depositary Bank] ("Depositary Bank").

         WHEREAS, the Collateral Agent is a party to that certain Amended and Restated Security Agreement dated November 6, 2000 with Guilford Mills, Inc. and the "Debtor Subsidiaries" described therein from time to time, as such Amended and Restated Security Agreement is amended by that certain First Amendment thereto (the "First Amendment") dated as of August 13, 2001 (and as further amended or otherwise modified from time to time, the "Security Agreement"; capitalized terms not defined in this Agreement have the meaning set forth in the Security Agreement) ; and

         WHEREAS, the First Amendment requires that the Debtor execute and deliver this Agreement in order to further secure the Secured Obligations, but subject to the terms of the Intercreditor Agreement; and

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

         Section 1. Grant of Security Interest. The Debtor hereby grants and collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations subject to the terms of the Intercreditor Agreement, all of the Debtor's rights to and under that certain deposit account maintained with the Depositary Bank with the account number ______________ standing in the Debtor's name (the "Account") on the books of the Depositary Bank, including, without limitation, all checks, drafts, instruments, monies and rights of payment deposited and collected therein from time to time, and all of the Debtor's interest now or hereafter accruing thereon, together with any renewals, replacements, substitutions thereof and any deposits hereafter made therein or in any renewals, replacements, substitutions thereof and any and all proceeds of the foregoing. The Collateral Agent shall have all of the rights, powers and remedies of a secured party and collateral assignee under the UCC (defined below) and other applicable law from time to time.

         Section 2. Control Agreement. Depositary Bank hereby represents and warrants to Collateral Agent and Debtor that (a) the Account has been established in the name of Debtor as recited above, and (b) except for the claims and interest of Collateral Agent and Debtor in the Account (subject to any claim in favor of Depositary Bank permitted under Section 3), Depositary Bank does not know of any claim to or interest in the Account. All parties to this Agreement agree that the Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of New York (the "UCC"). Depositary Bank has not and will not agree with any third party to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party without the prior written consent of Collateral Agent and Debtor. Depositary Bank will comply with written instructions originated by Collateral Agent directing disposition of the funds in the Account without further consent by Debtor. Depositary Bank may also comply with instructions directing the disposition of funds in the Account originated by Debtor or its authorized representatives until such time as Collateral Agent delivers a written notice to Depositary Bank that Collateral Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as the "Notice of Exclusive Control." Each Notice of Exclusive Control shall contain a certification by the Collateral Agent that an Event of Default (defined in the Intercreditor Agreement) has occurred. Until Depositary Bank receives a Notice of Exclusive Control, Depositary Bank may distribute to Debtor all interest earned with respect to funds in the Account. After Depositary Bank receives a Notice of Exclusive Control, it will cease complying with instructions concerning the Account originated by Debtor or its representatives and cease distributing interest with respect to funds in the Account to Debtor. Depositary Bank shall be entitled to rely upon any instruction order or Notice of Exclusive Control that it reasonably believes to be from Collateral Agent.

         Section 3. Subordination of Security Interest. Depositary Bank hereby acknowledges the security interest granted to Collateral Agent by Debtor. Depositary Bank hereby subordinates all security interests, liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any funds in the Account other than in connection with the payment of Depositary Bank's customary fees and charges pursuant to its agreement with Debtor and for amounts credited for returned items of payment.

         Section 4. Statements, Confirmations and Notices of Adverse Claims. Depositary Bank will send copies of all statements concerning the Account to each of Debtor and Collateral Agent at the address set forth under each party's signature to this Agreement. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any funds credited thereto, Depositary Bank will promptly notify Collateral Agent and Debtor thereof.

         Section 5. Limited Responsibility of Depositary Bank. Except for acting on Debtor's instructions in violation of Section 2 above, Depositary Bank shall have no responsibility or liability to Collateral Agent for complying with instructions concerning the Account from Debtor or Debtor's authorized representatives which are received by Depositary Bank before Depositary Bank receives a Notice of Exclusive Control. Depositary Bank shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with instructions concerning the Account originated by Collateral Agent, and shall have no responsibility to investigate the appropriateness of any such instruction or Notice of Exclusive Control, even if Debtor notifies Depositary Bank that Collateral Agent is not legally entitled to originate any such instruction or Notice of Exclusive Control, unless (a) Depositary Bank has been served with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order, or (b) Depositary Bank acts in collusion with Collateral Agent in violating Debtor's rights. Depositary Bank shall have no responsibility or liability to Collateral Agent with respect to the value of the Account or any asset held therein. This Agreement does not create any obligation or duty of Depositary Bank other than those expressly set forth herein..

         Section 6. Indemnification of Depositary Bank. Debtor hereby agrees to indemnify and hold harmless Depositary Bank, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Depositary Bank's gross negligence or willful misconduct.

         Section 7. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Depositary Bank and the Debtor, the terms of this Agreement will prevail; provided, however, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Depositary Bank and Debtor pursuant to a separate agreement.

         Section 8. Termination. This Agreement shall continue in effect until Collateral Agent has notified Depositary Bank in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such written notice the obligations of Depositary Bank hereunder with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Collateral Agent shall have no further right to originate instructions concerning the Account and any previous Notice of Exclusive Control delivered by Collateral Agent shall be deemed to be of no further force and effect. Depositary Bank reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 60 business days' after written notice thereof is given to Debtor and Collateral Agent.

         Section 9. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 7 above supersede any prior and contemporaneous agreements (whether oral or written) of the parties concerning its subject matter.

         Section 10. Amendments. No amendment, modification or (except as otherwise specified in Section 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 12 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         Section 11. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         Section 12. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. This Agreement may be assigned by Collateral Agent to any successor of Collateral Agent under the Security Agreement, provided that written notice thereof is given by Collateral Agent to Depositary Bank.

         Section 13. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such party's name on the signature pages to this Agreement. Any party may change its address for notices in the manner set forth above.

         Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         Section 15. Choice of Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York. The parties agree that [___________________] is the "Depositary Bank's jurisdiction" for purposes of the UCC.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the day and year first written above

SIGNATURES:


COLLATERAL AGENT:

WACHOVIA BANK, N.A.


By:_________________________________
Name:
Title:
Notice Address:
191 Peachtree Street, N.E.
Atlanta, Georgia  30303

DEBTOR:

[insert Guilford entity name]


By:_________________________________
Name:
Title:
Notice Address:
====================================


DEPOSITARY BANK:

[insert Depositary Bank entity name]


By:_________________________________
Name:
Title:
Notice Address:
====================================

              EXHIBIT D TO FIRST AMENDMENT TO AMENDED AND RESTATED
                               SECURITY AGREEMENT

                       FORM OF SECURITIES ACCOUNT SECURITY
                              AND CONTROL AGREEMENT


         This Agreement, dated as of August 13, 2001, between WACHOVIA BANK, N.A. ("Collateral Agent"); [insert name of Guilford entity owning securities account] ("Debtor"); and [insert name of Securities Intermediary] ("Securities Intermediary").

         WHEREAS, the Collateral Agent is a party to that certain Amended and Restated Security Agreement dated November 6, 2000 with Guilford Mills, Inc. and the "Debtor Subsidiaries" described therein from time to time, as such Amended and Restated Security Agreement is amended by that certain First Amendment thereto (the "First Amendment") dated as of August 13, 2001 (and as further amended or otherwise modified from time to time, the "Security Agreement"; capitalized terms not defined in this Agreement have the meaning set forth in the Security Agreement) ; and

         WHEREAS, the First Amendment requires that the Debtor execute and deliver this Agreement in order to further secure the Secured Obligations, but subject to the terms of the Intercreditor Agreement; and

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

         Section 1. Grant of Security Interest. The Debtor hereby grants and collaterally assigns to the Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations subject to the terms of the Intercreditor Agreement, all of the Debtor's rights to and under that certain securities account maintained with the Securities Intermediary with the account number ______________ standing in the Debtor's name (the "Account") on the books of the Securities Intermediary, including, without limitation, all securities, financial assets, investment property, securities entitlements, instruments, monies and rights of payment deposited and collected therein from time to time, and all of the Debtor's interest now or hereafter accruing thereon, together with any renewals, replacements, substitutions thereof and any deposits hereafter made therein or in any renewals, replacements, substitutions thereof and any and all proceeds of the foregoing. The Collateral Agent shall have all of the rights, powers and remedies of a secured party and collateral assignee under the UCC (defined below) and other applicable law from time to time.

         Section 2. Control Agreement. Securities Intermediary hereby represents and warrants to Collateral Agent and Debtor that (a) the Account has been established in the name of Debtor as recited above, and (b) except for the claims and interest of Collateral Agent and Debtor in the Account (subject to any claim in favor of Securities Intermediary permitted under Section 3), Securities Intermediary does not know of any claim to or interest in the Account. All parties agree that the Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC") and that all property held by Securities Intermediary in the Account will be treated as financial assets under the UCC. Securities Intermediary has not and will not agree with any third party that Securities Intermediary will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of Collateral Agent and Debtor. Securities Intermediary will comply with entitlement orders originated by Collateral Agent concerning the Account without further consent by Debtor. Subject to the provisions set forth in Section 2(b) below, Securities Intermediary shall also comply with entitlement orders and other instructions related to trades in the Account concerning the Account originated by Debtor, or Debtor's authorized representatives, until such time as Collateral Agent delivers a written notice to Securities Intermediary that Collateral Agent is thereby exercising exclusive control over the Account. Such notice is referred to herein as the "Notice of Exclusive Control." Each Notice of Exclusive Control shall contain a certification by the Collateral Agent that an Event of Default (defined in the Intercreditor Agreement) has occurred. Until Securities Intermediary receives a Notice of Exclusive Control, Securities Intermediary may distribute to Debtor all interest and regular cash dividends on property in the Account. After Securities Intermediary receives a Notice of Exclusive Control, it will cease complying with entitlement orders or other instructions concerning the Account originated by Debtor or its representatives and cease distributing interest and dividends on property in the Account to Debtor. Securities Intermediary shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from Collateral Agent.

         Section 3. Subordination of Security Interest. Securities Intermediary hereby acknowledges the security interest granted to Collateral Agent by Debtor. Securities Intermediary hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to Debtor nor hypothecate any securities carried in the Account except in connection with the settlement of trading activity permitted to be conducted by the Debtor hereunder. Securities Intermediary hereby subordinates all security interests, liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Account or any property carried in the Account or any free credit balance in the Account other than in connection with activities in which Debtor is permitted to engage hereunder, including the payment of Securities Intermediary's customary fees, commissions and other charges pursuant to its agreement with Debtor and for payment or delivery of financial assets purchased or sold for or from the Account.

         Section 4. Statements, Confirmations and Notices of Adverse Claims. Securities Intermediary will send copies of all statements and confirmations concerning the Account to each of Debtor and Collateral Agent at the address set forth under each party's signature to this Agreement. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, Securities Intermediary will promptly notify Collateral Agent and Debtor thereof.

         Section 5. Limited Responsibility of Securities Intermediary. Except for permitting a withdrawal or payment in violation of Sections 2 or 3 above or advancing margin or other credit to Debtor in violation of Section 3 above, Securities Intermediary shall have no responsibility or liability to Collateral Agent for complying with entitlement orders concerning the Account from Debtor or Debtor's authorized representatives which are received by Securities Intermediary before Securities Intermediary receives a Notice of Exclusive Control. Securities Intermediary shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by Collateral Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if Debtor notifies Securities Intermediary that Collateral Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control, unless (a) Securities Intermediary has been served with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order, or (b) Securities Intermediary acts in collusion with Collateral Agent in violating Debtor's rights. Securities Intermediary shall have no responsibility or liability to Collateral Agent with respect to the value of the Account or any asset held therein. This Agreement does not create any obligation or duty of Securities Intermediary other than those expressly set forth herein.

         Section 6. Indemnification of Securities Intermediary. Debtor hereby agrees to indemnify and hold harmless Securities Intermediary, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary's gross negligence or willful misconduct.

         Section 7. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Securities Intermediary and the Debtor, the terms of this Agreement will prevail; provided, however, that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Debtor pursuant to a separate agreement.

         Section 8. Termination. This Agreement shall continue in effect until Collateral Agent has notified Securities Intermediary in writing that this Agreement, or its security interest in the Account, is terminated. Upon receipt of such written notice the obligations of Securities Intermediary hereunder with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Collateral Agent shall have no further right to originate entitlement orders concerning the Account and any previous Notice of Exclusive Control delivered by Collateral Agent shall be deemed to be of no further force and effect. Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 60 business days' after written notice thereof is given to Debtor and Collateral Agent.

         Section 9. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 7 above supersede any prior and contemporaneous agreements (whether oral or written) of the parties concerning its subject matter.

         Section 10. Amendments. No amendment, modification or (except as otherwise specified in Section 8 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 12 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         Section 11. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         Section 12. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. This Agreement may be assigned by Collateral Agent to any successor of Collateral Agent under the Security Agreement, provided that written notice thereof is given by Collateral Agent to Securities Intermediary.

         Section 13. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such party's name on the signature pages to this Agreement. Any party may change its address for notices in the manner set forth above.

         Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         Section 15. Choice of Law. Regardless of any provision in any other agreement relating to the Account, the parties hereto agree that, subject to
Section 8 of this Agreement, the establishment and maintenance of the Account, and all interests, duties and obligations with respect to the Account and this Agreement shall be governed by the law of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the day and year first written above

SIGNATURES:


COLLATERAL AGENT:

WACHOVIA BANK, N.A.


By:_________________________________
Name:
Title:
Notice Address:
191 Peachtree Street, N.E.
Atlanta, Georgia  30303


DEBTOR:

[insert Guilford entity name]


By:_________________________________
Name:
Title:
Notice Address:
====================================


SECURITIES INTERMEDIARY:

[insert Securities Intermediary entity name]


By:_________________________________
Name:
Title:
Notice Address:
====================================

                 ANNEX 2 TO SIXTH AMENDMENT TO CREDIT AGREEMENT

                [FORM OF FOURTH AMENDMENT TO AMENDED AND RESTATED
                            INTERCREDITOR AGREEMENT]


        FOURTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT


         FOURTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("Fourth Amendment"), dated as of August 13, 2001, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "Collateral Agent"), each of the holders of the Senior Note Holders specified on the signature pages hereof and each of the Banks specified on the signature pages hereof .

         WHEREAS, the Collateral Agent and the Senior Note Holders and Banks party hereto executed and delivered that certain Amended and Restated Intercreditor Agreement dated as of November 6, 2000, as amended by that First Amendment thereto dated as of May 15, 2001, that Second Amendment thereto dated as of June 29, 2001 and that Third Amendment thereto dated as of August 7, 2001 (as so amended, the "Intercreditor Agreement"; capitalized terms used herein without definition have the meanings given them or incorporated by reference in the Intercreditor Agreement);

         WHEREAS, the Credit Agreement and the Note Purchase Agreements are being amended as of the date hereof and the parties desire to amend the Intercreditor Agreement in order to make it consistent with such amendments;

         NOW, THEREFORE, the parties hereto agree as follows:

         1._______Consent to Execution and Delivery of First Amendment to Amended and Restated Security Agreement. The parties hereto consent to and authorize and direct the Collateral Agent to execute and deliver the First Amendment to Amended and Restated Security Agreement in the form attached to that certain Sixth Amendment to Credit Agreement dated as of even date herewith among Wachovia Bank, N.A., as Administrative Agent, the "Banks" party thereto, and Guilford Mills, Inc.

          2._______Amendments to Definitions. The definition contained in the Intercreditor Agreement hereby are amended by adding the following new definitions:

         "Average Revolver Availability" means the quotient of: (i) the sum of the Daily Revolver Availability for each Domestic Business Day during the period commencing on August 17, 2001 and through and including September 7, 2001; divided by (ii) the number of Domestic Business Days during such period.

         "Daily Revolver Availability" means, on any Domestic Business Day, the sum of the following: (i) the aggregate amount of Commitments in effect under the Credit Agreement on such Domestic Business Day, less (ii) the amount of any Prepayment Reserve in effect on such Domestic Business Day, less (iii) the outstanding principal amount of the Loans under the Credit Agreement on such Domestic Business Day, less (iv) the aggregate amount of Syndicated Letter of Credit Obligations on such Domestic Business Day.

         "Sixth Amendment" means the Sixth Amendment to and Waiver Under Credit Agreement dated August 13, 2001, pertaining to the Credit Agreement.

         "Mexican VAT Refund" means a refund on value added taxes paid in Mexico in the approximate amount of $5,400,000, anticipated to be received by the Company in 2001, which shall be paid solely to the Banks, and not to the Senior Note Holders pursuant to Section 2.10(m) of the Credit Agreement or pursuant to Section 23 hereof, and which shall not automatically reduce the Commitments under the Credit Agreement, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of Section 26 hereof.

         "Prepayment Reserve" means an amount equal to the sum of (i) $2,964,379 as of August 7, 2001, plus (ii) the amount of the Mexican VAT Refund, plus (iii) the aggregate amount of all Reserved Asset Disposition Proceeds, subject to the provisions of Section 26 hereof pertaining to releases of up to $2,500,000 of the Prepayment Reserve based on Average Revolver Availability in accordance with the terms and conditions pertaining thereto.

         "Prior Syndicated Loan Prepayments" means the June 2001 Syndicated Loan Prepayment and the August 2001 Syndicated Loan Prepayments.

         "Reserved Asset Disposition Proceeds" means the aggregate amount of mandatory prepayments made to the Bank Agent pursuant to Section 2.10(d) and (e) of the Credit Agreement between August 7, 2001 and October 31, 2001, which shall be made solely to the Banks, and not to the Senior Note Holders pursuant to Section 2.10(m) of the Credit Agreement or pursuant to Section 23 hereof and which shall not automatically reduce the Commitments under the Credit Agreement, but instead shall be added to the Prepayment Reserve and shall be subject to the provisions of Section 26 hereof.



         "Reserved Syndicated Loan Prepayments" means the Prior Syndicated Loan Prepayments and the prepayments made to the Banks from the Mexican VAT Refund and from Reserved Asset Disposition Proceeds, all of which shall be included in the Prepayment Reserve and shall be subject to the provisions of Section 26 hereof.

          3._______Amendment to Section 23. Section 23 of the Intercreditor Agreement hereby is deleted and the following is substituted therefor:

                  23.      Mandatory Prepayments.

                           Pursuant to amendments to the Transaction Documents on the Second Amendment Effective Date, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments, certain mandatory prepayments are required to be made ratably (based on the aggregate Syndicated Credit Obligations (defined in the Credit Agreement) of the Banks and the outstanding principal amount (minus the amount of the aggregate Prepayment Reserve Participation Amount payable for all Banks as if such date were a Postponement Termination Date) under the Senior Notes) to (x) the Bank Agent, for the ratable benefit of the Banks and (y) ratably to the Senior Note Holders, and such amendments to the Credit Agreement also provide that the "Commitments" under the Credit Agreement shall be ratably reduced by the amount of all such prepayments received by the Bank Agent pursuant to such provisions. Capitalized terms which are used below without definition have the meanings set forth in the Credit Agreement. Such provisions for mandatory prepayments to be made ratably on the Syndicated Credit Obligations and Senior Notes are as follows:

                           (a) If on any Commitment Reduction Date or Cash Flow Certificate Delivery Date under the Credit Agreement the principal amount of the outstanding Loans and the Syndicated Letter of Credit Obligations (defined in the Credit Agreement) exceeds to the amount of the new Commitment level set forth for such Commitment Reduction Date in the table contained in Section 2.08(b) of the Credit Agreement or the amount to which the Commitments otherwise would be reduced on the Cash Flow Certificate Delivery Date by virtue of such Section 2.08(b) (the amount of such excess being the "Outstanding Excess"), then a prepayment in the aggregate amount of the Outstanding Excess shall be made ratably on the Syndicated Credit Obligations (defined in the Credit Agreement) and the Senior Notes.

                           (b) Upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (b).

                           (c) After the Second Amendment Effective Date, each time during any Fiscal Year since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 23(c), if any (each such later date being a "Collateral Net Proceeds Aggregation Date") the Company or any Domestic Subsidiary receives the Mexican VAT Refund, and Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any Collateral (other than sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), within 3 Domestic Business Days after such Collateral Net Proceeds Aggregation Date, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Mexican VAT Refund or Net Proceeds of Asset Dispositions so received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Syndicated Credit Obligations and (except with respect to Mexican VAT Refund and Reserved Asset Disposition Proceeds) Senior Notes by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions received as of such Collateral Net Proceeds Aggregation Date and after any prior Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                           (d) After the Second Amendment Effective Date, each time during any Fiscal Year in which Net Proceeds of Asset Dispositions in excess of $100,000 from any sale or disposition of any asset (other than Collateral, sales of Inventory in the ordinary course of business or in connection with a Receivables Securitization Program or Permitted Factoring Arrangement), has been received by the Company or any Domestic Subsidiary since the later of (x) the first day of such Fiscal Year and (y) the date of the most recent prepayment made during such Fiscal Year pursuant to this Section 23(d), if any (each such later date being a "Non-Collateral Net Proceeds Aggregation Date"), within 3 Domestic Business Days after such Non-Collateral Net Proceeds Aggregation Date, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year, and prepay the outstanding Syndicated Credit Obligations and (except with respect to Reserved Asset Disposition Proceeds) Senior Notes by an aggregate principal amount equal to 75% of such Net Proceeds of Asset Dispositions received as of such Non-Collateral Net Proceeds Aggregation Date and after any prior Non-Collateral Net Proceeds Aggregation Date during such Fiscal Year.

                           (e) Except as expressly provided in the Morelos Assets Sale Letter, after the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Asset Dispositions so received and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Asset Dispositions.

                           (f) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Company or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Debt so received and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the Second Amendment Effective Date of $250,000.

                           (g) After the Second Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease (in each case other than Debt permitted by Section 5.24(A) of the Credit Agreement and Section 10.14(a) of the Note Agreement, and excluding the Karl Mayer Foreign Capital Lease), the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 75% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                           (h) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Company or any Foreign Subsidiary receives any repayment of Investments made as permitted by Section 5.15(xii), (xiii) or (xiv) of the Credit Agreement and Section 10.6(xii), (xiii) or (xiv) of the Note Agreement, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Loan Repayment so received and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 100% of such Net Proceeds of Loan Repayment.

                           (i) After the Second Amendment Effective Date, within 3 Domestic Business Days after the Company or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Company or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.

                           (j) Upon receipt by the Company or any Domestic Subsidiary of Net Proceeds of Special Transaction, the Company shall certify to the Bank Agent and the Collateral Agent the amount of Net Proceeds of Special Transaction so received and prepay the outstanding Syndicated Credit Obligations and Senior Notes in an aggregate principal amount equal to 100% of such Net Proceeds of Special Transaction.

                           (k) The Company shall prepay the outstanding
         Syndicated Credit Obligations and Senior Notes on November 15, 2001 in the amount determined pursuant to the last sentence of Section 26 hereof.

                  Each Secured Party hereby agrees that any payment received by it pursuant to this Section 23 (other than with respect to Reserved Asset Disposition Proceeds) shall, for all purposes under this Agreement, including, without limitation, the calculation of distributions of additional mandatory prepayments under this Section 23, be deemed to have been applied solely to the Syndicated Credit Obligations and the outstanding principal balance under the Senior Notes, as the case may be (but each Secured Party reserves the right to actually apply such payment to other components of its Secured Obligations). Each Secured Party hereby agrees that; in connection with the first ratable prepayment made pursuant to paragraph (c) and (d) from Net Proceeds of Asset Dispositions made after August 13, 2001 (other than with respect to Reserved Asset Disposition Proceeds), there shall be a one-time adjustment of $1,447.90 in favor of the Banks to correct prior sharing which did not take into account the Prepayment Reserve Participation Amount in connection with a prepayment made on July 23, 2001

          4._______Amendment to Section 26. Section 26 of the Intercreditor Agreement hereby is deleted and the following is substituted therefor:

                  26. Reserved Syndicated Loan Prepayments and Postponement of Sharing Payment. The parties hereto acknowledge and agree that each of the Reserved Syndicated Loan Prepayments shall constitute a Sharing Payment under this Agreement. The parties hereto further agree that the obligation of the Banks to purchase participations in the Senior Note Obligations under Section 2 of this Agreement with respect to and as a result of the Banks' receipt of each of the Reserved Syndicated Loan Prepayments shall be postponed until the earlier to occur of the following (the date such earlier event occurs on is referred to herein as the "Postponement Termination Date"):

                  (i) October 31, 2001;

                  (ii) the date on which the Company becomes subject to any Bankruptcy Proceeding;

                  (iii) the date on which the Collateral Agent receives a Notice of Prepayment Reserve Participation Call (as that term is defined below); or

                  (iv) the date on which the Collateral Agent receives a Notice of Prepayment Reserve Participation Waiver (as that term is defined below).

                  "Notice of Prepayment Reserve Participation Call" means a notice executed by the Required Secured Parties substantially in the form attached hereto as Exhibit A.

                  "Notice of Prepayment Reserve Participation Waiver" means a notice executed by the Required Secured Parties substantially in the form attached hereto as Exhibit B.

                  On a Postponement Termination Date occurring on any of the dates described in the immediately preceding clauses (i), (ii) and
         (iii), as provided in Section 2 of this Agreement, the Banks shall promptly purchase from the Senior Note Holders participations in the outstanding principal amount of the Senior Notes (excluding any Make-Whole Excess Amount) in an aggregate amount equal to 52.73% of the Prepayment Reserve then in effect (such purchased amount is referred to herein as the "Prepayment Reserve Participation Amount"). On a Postponement Termination Date occurring on the date described in the immediately preceding clause (iv), the Senior Note Holders hereby agree that the Banks shall have no obligation to purchase participations in the Senior Note Obligations under Section 2 of this Agreement with respect to and as a result of the Banks' receipt of the Reserved Syndicated Loan Prepayments in the amount of such Senior Note Obligations specified in such Notice of Prepayment Reserve Participation Waiver as the "Waived Amount".

                  Notwithstanding the foregoing, during the period commencing on September 7, 2001 and through and including November 14, 2001, up to an aggregate amount of $2,500,000 may be released from the Prepayment Reserve and made available to the Company, so long as each of the following conditions has been satisfied: (i) Average Revolver Availability was not less than $6,000,000 and (ii), the Company represents that it has exhausted all other sources of liquidity. The aggregate amount so released from the Prepayment Reserve shall be payable in full on November 15, 2001, with such amount being payable prorata on the outstanding Syndicated Credit Obligations and Senior Notes pursuant to Section 23 hereof.

         5._______Conditions Precedent. This Fourth Amendment shall be effective upon (i) execution and delivery of a counterpart hereof by each party hereto and of the Consent and Reaffirmation of the Company and the Guarantors at the end hereof by the parties thereto and (ii) execution of the Sixth Amendment to Credit Agreement and the amendments to the Note Purchase Agreements contemplated in the conditions hereto, in each case satisfactory to all Secured Parties.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Third Amendment to be duly executed as of the day and year first above written.

      COLLATERAL AGENT:
      WACHOVIA BANK, N.A.
      By:   _______________________
            Name:
            Title:

      BANKS:
      WACHOVIA BANK, N.A.
      By:   _________________________
            Name:
            Title:

      FIRST UNION NATIONAL BANK
      By:   _____________________
            Name:
            Title:

      BANK ONE, NA
      (Main Office Chicago)
      By:   ____________________
             Name:
            Title:

      BRANCH BANKING AND TRUST COMPANY
      By:   ________________________
            Name:
            Title:

      NOTEHOLDERS:
      THE PRUDENTIAL INSURANCE
         COMPANY OF AMERICA
      By:   ______________________________________________
            Name:
            Title:

      AMERICAN GENERAL ANNUITY
            INSURANCE COMPANY
      THE VARIABLE ANNUITY LIFE
            INSURANCE COMPANY
      By:   ______________________________________________
            Name:
            Title:

      MASSACHUSETTS MUTUAL LIFE
            INSURANCE COMPANY
      By: David L. Babson & Company Inc. as
            Investment Adviser
      By:   ______________________________________________
            Name:
            Title:

      C. M. LIFE INSURANCE COMPANY
      By:   David L. Babson & Company Inc. as
            Investment Sub-Adviser
      By:   ______________________________________________
            Name:
            Title:

           CONSENT AND REAFFIRMATION OF THE COMPANY AND THE GUARANTORS


         The undersigned, although not a party thereto, (i) consent to the execution and delivery of the Fourth Amendment to Amended and Restated Intercreditor Agreement to which this Consent And Reaffirmation of the Company and the Guarantors is attached (the "Fourth Amendment"), (ii) reaffirms all of its obligations and covenants under the Acknowledgment and Agreement at the end of the Intercreditor Agreement executed by it, and (iii) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Fourth Amendment. This Consent and Reaffirmation of the Company and the Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the party below has caused this Consent And Reaffirmation of the Company and the Guarantors to be duly executed as of the date first above written.



      GUILFORD MILLS, INC.
      By:   ______________________________________________
            Name:
            Title:

      CURTAINS AND FABRICS, INC.
      By:   ______________________________________________
            Name:
            Title:
      GOLD MILLS, INC.
      By:   ______________________________________________
            Name:
            Title:

      RASCHEL FASHION INTERKNITTING, LTD.
      By: ________________________________
            Name:
            Title:
      GUILFORD INTERNATIONAL, INC.,
      a U.S. Virgin Islands corporation
      GFD FABRICS, INC.,
      a North Carolina corporation
      GFD SERVICES, INC.,
      a Delaware corporation

      By:
            Title:

      MEXICAN INDUSTRIES OF NORTH
      CAROLINA, INC. a North Carolina corporation            (SEAL)
      HOFMANN LACES, LTD.,
      a New York corporation                           (SEAL)
      ADVISORY RESEARCH SERVICES, INC.
      a North Carolina corporation                   (SEAL)
      GUILFORD MILLS (MICHIGAN), INC.
      a Michigan corporation                            (SEAL)
      GUILFORD AIRMONT, INC.,
      a North Carolina corporation                   (SEAL)
      GOLD MILL FARMS, INC.,
      a North Carolina corporation                   (SEAL)
      GMI COMPUTER SALES, INC.
      a North Carolina corporation                   (SEAL)

      By:
            Title:

      TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

      By: Advisory Research Services, Inc.
             a General Partner

      By:
            Title: